UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-23429

HOMESTEAD FUNDS TRUST

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds Trust

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5993

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2020

Item 1.  Reports to Stockholders.

Semi-Annual Report
June 30, 2020
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on the Fund’s website (www.homesteadfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.258.3030, option 1, or by sending an email request to Homestead Funds at invest@homesteadfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.258.3030, option 1, or send an email request to invest@homesteadfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 17, 2020, for each fund as of June 30, 2020. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President’s Letter
2020 Semi-Annual Report

July 17, 2020
Dear Shareholders:
We have had an interesting year to date to say the least, and I begin with my sincere wishes that you and your loved ones are safe and well. I began my career back in 1982 and have seen many economic swings — some short in duration, others lasting a decade — but the first half of 2020 has been unprecedented in terms of the economic fallout resulting from noneconomic factors, specifically the COVID-19 pandemic and the corresponding financial market volatility it has caused. How long this will last will be determined by medical scientists, not financial engineers.
Let’s recap the first six months of 2020. Markets began the year on a high note, with stocks continuing their more than 10-year bull market run and interest rates still low but trending higher as the economy looked to be firmly back on a growth track following the 2008 financial crisis. Stock markets peaked around the third week of February, at which point it was clear that the global spread of the coronavirus had reached a tipping point. The bad news came in rapid succession, driving the S&P 500 to fall about 30%. Globally, central banks and governments unleashed massive support for markets and economies, a force that appears to have cushioned the blow and bolstered investments. U.S. stock markets recovered substantially following the February-March declines, though most categories of stocks remained below earlier peaks. Bond prices for corporate and other nongovernment issues also rallied in the second quarter as credit spreads retreated back toward average levels.
Seesawing markets can create opportunities for active managers to exploit dislocations in securities prices. That has been the case for RE Advisers, where, with the exception of the Short-Term Government Securities Fund, all of Homestead Funds’ actively managed equity and bond funds outperformed their benchmarks for the six months ending June 30, 2020.
֞‟“Active” also describes our approach to client outreach and financial planning services. We are making every effort to initiate conversations with our shareholders to discuss how your portfolios are performing and whether you are on track to meet your investment goals. We certainly aren’t suggesting that investors try to time the market — a risky attempt to get in or out of a certain asset class at a specific point — but there are many important ways we can help you maintain confidence in your long-term investment approach and navigate through these volatile times. These include checking in with you about your risk tolerance, asking whether you have adequate liquid assets in case of a financial emergency and seeing if you are perhaps overly invested in a single asset class. If you have not spoken with our representatives recently, we invite you to give us a call at 800.258.3030, option 2.
We appreciate your trusting us to manage your money and would welcome the opportunity to speak with you about your financial planning goals.
Sincerely,
Mark D. Santero
CEO, President and Director
Homestead Funds
Mark Santero
CEO, President and Director

Daily Income Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund earned a return of 0.18% for the first half of 2020. The seven-day current annualized yield was 0.01% as of June 30, 2020, much changed from the 0.81% on December 31, 2019. Even with the Federal Reserve lowering the federal funds rate band in March by 1.50% to between 0.00% and 0.25% to help ease conditions in the markets due to the COVID-19 pandemic, the fund still earned enough interest income to cover its expenses and provide income to its shareholders until April 20, 2020. After that point, RE Advisers started to waive its management fee to assist the fund in maintaining a positive yield. For most of the first half of the year, we sought to mitigate the effects of this low-yield environment on the fund by keeping the percentage of short-term assets high, thus taking advantage of the higher yields in cash. As the yield curve started to improve toward the end of this reporting period, we started to take advantage of higher-yielding government securities.
Market Conditions
While economic growth expectations were mixed when the year began, the COVID-19 pandemic’s rapid spread around the world changed that scenario. The heavy toll on economic activity and employment resulting from the measures put in place to control the pandemic greatly impacted the U.S. economy. Real gross domestic product declined at a rate of 5.0% in the first quarter of 2020. Estimates for the second quarter project a decline of approximately 32.6%. The unemployment rate, which was at a 50-year low in February, surged in April to 14.7% before decreasing in May and June. At the end of June, the unemployment rate stood at 11.1%.
These recent data releases are grim, but in our view financial conditions since March have improved. We believe that some of that easing, at least in part, was a consequence of actions the Fed took at that time, specifically drastically lowering the federal funds rate and creating nine new credit facilities to support the flow of credit to the economy. Both actions helped instill confidence over time in credit markets suffering from severe dislocations. In the meantime, however, panic-stricken investors poured well over $1 trillion into government money market funds in a short period of time. The Daily Income Fund was no exception. With a large influx of assets and a supply-limited government securities market offering rapidly declining yields, we decided to retain higher-than-normal cash balances because we believed the returns were temporarily superior. Conditions began to correct during the second quarter of 2020, as the supply of government securities on the open market increased dramatically, which were now offering a term premium over cash. In addition, assets were starting to move out of government money market funds to seek higher yields elsewhere.
Investment Advisor: RE Advisers Corporation
Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

Outlook
After the Federal Open Market Committee, the Fed’s policy-making body, decided to lower its target for the federal funds rate in March, market participants' concerns were whether the actions taken by the Fed and U.S. government would help the economy heal and how long would those policies have to remain in effect. We believe that much will depend on the course of the virus, the quickness with which useful therapies are introduced and how successful the U.S. is at reopening the economy in a prudent manner. Despite the challenges, we expect the economy to grow and the unemployment rate to decline in the second half of 2020. Officials forecast the U.S. unemployment rate to fall to 9.3% in the final three months of the year. We believe inflation is likely to remain muted, and monetary policy will remain accommodative. The Fed has pledged to maintain its current pace of asset purchases and projects that interest rates will remain near zero through 2022. However, in our view the economy faces considerable risks over the medium term and will need more support to fully heal.
We believe it is likely that low interest rates will greatly limit the fund’s ability to generate income in 2020. We continue to adapt to operating in this type of challenging interest rate environment. We seek to prudently take advantage of investment opportunities as they become available to enhance yield consistent with our management of the fund as a government money market fund.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.78	0.58	0.29

Yield
Annualized 7-day current yield quoted 6/30/20	0.01%

Security Diversification
	% of Total Investments
	as of 12/31/19	as of 6/30/20
U.S. government and agency obligations	89.7	69.9
Short-term and other assets*	10.3	30.1
Total	100.0%	100.0%

Maturity
	as of 12/31/19	as of 06/30/20
Average weighted maturity	46 days	50 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the periods shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
*Represents investment in an unaffiliated U.S. government money market fund.
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 3.56% for the first half of 2020, trailing its benchmark index, the ICE BofA 1-5 Year U.S. Treasury Index, which returned 4.10%.
The fund’s overall underweight allocation to U.S. Treasuries relative to the benchmark detracted from performance during the period, where U.S. Treasury yields fell sharply in response to the global pandemic. However, the fund’s allocation to out-of-benchmark issuers in the corporate sector through issuers guaranteed by the Export-Import Bank of the United States was a positive contributor to performance, while the fund’s duration and yield curve positioning were neutral contributors.
The fund added substantial holdings in agency-sector securities backed by the full faith and credit of the U.S. government. Agency credit spreads widened during the period in conjunction with the overall market due to the once-in-a-lifetime circumstances brought by the global pandemic. We believe that the price action experienced in the agency space was overdone and presented a unique risk/reward opportunity over the long term.
Market Conditions
The global pandemic brought a unique shock to the system. The first six weeks of the year were relatively calm with stocks peaking in mid-February and credit spreads near the tightest levels of the cycle.
However, the COVID-19 pandemic became a broader issue and a global health crisis followed, one that none of us had ever experienced. Governments globally, including the U.S., began to shut down their economies, and the impact was immediately felt across multiple sectors, some more impacted than others.
The direct hit to the economy, consumers and small businesses prompted the Federal Reserve to take action by cutting its target for the federal funds rate to between 0.00% and 0.25% during two emergency sessions. Risk assets at a global level sold off, and the Bloomberg Barclays U.S. Aggregate Credit Average Option-Adjusted Spread Index widened to the mid-300s level in a short amount of time. This index measures the difference in yield between U.S. Treasury securities and investment-grade corporate bonds, showing the yield premium investors demand for taking increased credit risk. These dynamics prompted the Fed to swiftly and aggressively move to bring back facilities utilized during the financial crisis in 2008, such as the commercial paper credit facility and the launch of unlimited quantitative easing for U.S. Treasuries and agency mortgage-backed securities.
Yet, these facilities did not appear to be enough. The Fed established for the first time ever a facility to buy investment-grade corporate debt, including exchange traded funds. The scope of this facility was later expanded to include
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

“fallen angels,” those debt issuers that were rated investment-grade by at least two agencies prior to March 22 and whose ratings had subsequently dropped.
Additionally, the U.S. government signed into law a fiscal package aimed at supporting consumers and small businesses.
We believe that the combination of these actions from the Fed and the fiscal response by Congress provided much-needed support and stability to the markets.
Throughout the second quarter of 2020, markets recovered the majority of the losses experienced in the first quarter, credit spreads tightened and overall U.S. Treasury yields remained near all-time lows.
Outlook
The full effects of the global pandemic are widely unknown. We continue to invest the portfolio in sectors and issuers that we believe offer compelling expected returns given their fundamentals and current valuation with a high liquidity bias as we continue to get further clarity. We expect the Fed will likely continue with a very accommodative policy alongside further fiscal support. We also believe the U.S. economy will be in a near-zero-rate policy environment for some time. In our view, economic indicators and trends may be volatile with limited capacity for helping to assess short-term prospects. We are focused on the long term and invest in companies that we believe have strong long-term prospects.
We will be closely watching a number of events and their potential impact on the outlook for economic growth, including progress toward a coronavirus vaccine and developments in the presidential election. Current government support has been extremely helpful during these difficult times; if this support continues for both consumers and corporations, in our view the U.S. economy should continue to recover and gross domestic product should return to long-term growth levels.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	4.53	1.84	1.45
ICE BofA 1-5 Year U.S. Treasury Index	5.25	2.31	1.84

Security Diversification
	% of Total Investments
	as of 12/31/19	as of 6/30/20
U.S. government and agency obligations	62.6	49.9
Corporate bonds–government guaranteed	27.5	37.8
Corporate bonds–other	2.7	3.0
Asset-backed securities	4.3	2.6
Certificates of deposit	0.6	0.3
Mortgage-backed securities	0.1	0.1
Short-term and other assets	2.2	6.3
Total	100.0%	100.0%

Maturity
	as of 12/31/19	as of 06/30/20
Average weighted maturity	2.70	2.60
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year U.S. Treasury Index made on June 30, 2010.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 4.14% for the first half of 2020, outperforming its benchmark index, the ICE BofA 1-5 Year Corporate/Government Index, which returned 3.83%.
The fund’s shift during the period to overweight allocation to corporate bonds in the industrials and financials sectors relative to the benchmark contributed to outperformance during the period. Credit spreads recovered substantially during the second quarter on the back of fiscal and monetary policy support. However, the fund’s underweight to agency bonds and U.S. Treasuries detracted somewhat from performance.
Market Conditions
The global pandemic brought a unique shock to the system. The first six weeks of the year were relatively calm with stocks peaking in mid-February and credit spreads near the tightest levels of the cycle.
However, the COVID-19 pandemic became a broader issue and a global health crisis followed, one that none of us had ever experienced. Governments globally, including the U.S., began to shut down their economies, and the impact was immediately felt across multiple sectors, some more impacted than others.
The direct hit to the economy, consumers and small businesses prompted the Federal Reserve to take action by cutting its target for the federal funds rate to between 0.00% and 0.25% during two emergency sessions. Risk assets at a global level sold off, and the Bloomberg Barclays U.S. Aggregate Credit Average Option-Adjusted Spread Index widened to the mid-300s level in a short amount of time. This index measures the difference in yield between U.S. Treasury securities and investment-grade corporate bonds, showing the yield premium investors demand for taking increased credit risk. These dynamics prompted the Fed to swiftly and aggressively move to bring back facilities utilized during the financial crisis in 2008, such as the commercial paper credit facility and the launch of unlimited quantitative easing for U.S. Treasuries and agency mortgage-backed securities.
Yet, these facilities did not appear to be enough. The Fed established for the first time ever a facility to buy investment-grade corporate debt, including exchange traded funds. The scope of this facility was later expanded to include “fallen angels,” those debt issuers that were rated investment-grade by at least two agencies prior to March 22 and whose ratings had subsequently dropped.
Additionally, the U.S. government signed into law a fiscal package aimed at supporting consumers and small businesses.
We believe that the combination of these actions from the Fed and the fiscal response by Congress provided much-needed support and stability to the markets.
Throughout the second quarter of 2020, markets recovered the majority of the losses experienced in the first quarter, credit spreads tightened and overall U.S. Treasury yields remained near all-time lows.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Outlook
The full effects of the global pandemic are widely unknown for both consumers and corporations. We continue to invest the portfolio in sectors and issuers that we believe offer compelling expected returns given their fundamentals and current valuation with a high-liquidity bias as we continue to get further clarity of economic damage and recovery prospects. We expect the Fed will likely continue with a very accommodative policy alongside further fiscal support. We also believe the U.S. economy will be in a near-zero-rate policy environment for some time with a large threshold for rate hikes as there will be worry of a policy error. In our view, economic indicators and trends may be volatile with limited capacity for helping to assess short-term prospects; as long-term investors, we are focused on the long term and invest in companies that we believe have strong long-term prospects.
We will be closely watching a number of events and their potential impact on the outlook for economic growth, including progress toward a coronavirus vaccine and developments in the presidential election. Current government support has been extremely helpful during these difficult times; if this support continues for both consumers and corporations, in our view the U.S. economy should continue to recover and gross domestic product should return to long-term growth levels.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	5.21	2.64	2.50
ICE BofA 1-5 Year Corp./Gov. Index	5.32	2.64	2.27

Security Diversification
	% of Total Investments
	as of 12/31/19	as of 6/30/20
U.S. government and agency obligations	61.4	40.5
Corporate bonds–other	19.6	37.7
Asset-backed securities	12.2	9.3
Yankee bonds	5.6	7.1
Corporate bonds–government guaranteed	0.1	0.7
Mortgage-backed securities	0.1	0.1
Municipal bonds	0.2	0.0
Short-term and other assets	0.8	4.6
Total	100.0%	100.0%

Maturity
	as of 12/31/19	as of 06/30/20
Average weighted maturity	2.64	2.70
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year Corp./Gov. Index made on June 30, 2010.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Intermediate Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 6.29% for the first half of the year, outperforming its benchmark index, the Bloomberg Barclays U.S. Aggregate Index, which returned 6.14%.
The fund’s duration remained close to neutral relative to the benchmark, as measured by effective duration; this was an important contributor to performance given the sharp decrease in interest rates due to the global pandemic, particularly in the first quarter. Additional contributors to overall and relative performance were the fund’s positions in corporate issuances in the industrials and financials sectors as well as agency-issued mortgage-backed securities and asset-backed securities.
In the first quarter of 2020, the fund was positioned more benchmark-neutral given our expectations of limited return upside as well as monetary policy uncertainty. In the second quarter, after extreme dislocations in risk assets, the team repositioned the fund’s stance to overweight corporate credit with better risk/reward relationships available and the support of U.S. fiscal and monetary policies.
Market Conditions
The global pandemic brought a unique shock to the system. The first six weeks of the year were relatively calm with stocks peaking in mid-February and credit spreads near the tightest levels of the cycle.
However, the COVID-19 pandemic became a broader issue and a global health crisis followed, one that none of us had ever experienced. Governments globally, including the U.S., began to shut down their economies, and the impact was immediately felt across multiple sectors, some more impacted than others.
The direct hit to the economy, consumers and small businesses prompted the Federal Reserve to take action by cutting its target for the federal funds rate to between 0.00% and 0.25% during two emergency sessions. Risk assets at a global level sold off, and the Bloomberg Barclays U.S. Aggregate Credit Average Option-Adjusted Spread Index widened to the mid-300s level in a short amount of time. This index measures the difference in yield between U.S. Treasury securities and investment-grade corporate bonds, showing the yield premium investors demand for taking increased credit risk. These dynamics prompted the Fed to swiftly and aggressively move to bring back facilities utilized during the financial crisis in 2008, such as the commercial paper credit facility and the launch of unlimited quantitative easing for U.S. Treasuries and agency mortgage-backed securities.
Yet, these facilities did not appear to be enough. The Fed established for the first time ever a facility to buy investment-grade corporate debt, including exchange traded funds. The scope of this facility was later expanded to include “fallen angels,” those debt issuers that were rated investment-grade by at least two agencies prior to March 22 and whose ratings had subsequently dropped.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Additionally, the U.S. government signed into law a fiscal package aimed at supporting consumers and small businesses.
We believe that the combination of these actions from the Fed and the fiscal response by Congress provided much-needed support and stability to the markets.
Throughout the second quarter of 2020, markets recovered the majority of the losses experienced in the first quarter, credit spreads tightened and overall U.S. Treasury yields remained near all-time lows.
Outlook
The full effects of the global pandemic are widely unknown for both consumers and corporations. We continue to invest the portfolio in sectors and issuers that we believe offer compelling expected returns given their fundamentals and current valuation with a high-liquidity bias as we continue to get further clarity of economic damage and recovery prospects. We expect the Fed will likely continue with a very accommodative policy alongside further fiscal support. We also believe the U.S. economy will be in a near-zero-rate policy environment for some time with a large threshold for rate hikes as there will be worry of a policy error. In our view, economic indicators and trends may be volatile with limited capacity for helping to assess short-term prospects; as long-term investors, we are focused on the long term and invest in companies that we believe have strong long-term prospects.
We will be closely watching a number of events and their potential impact on the outlook for economic growth, including progress toward a coronavirus vaccine and developments in the presidential election. Current government support has been extremely helpful during these difficult times; if this support continues for both consumers and corporations, in our view the U.S. economy should continue to recover and gross domestic product should return to long-term growth levels.

                Performance Evaluation

Intermediate Bond Fund

Average Total Returns (periods ended 06/30/20)
	1 YR %	Since Inception 05/01/2019%
Intermediate Bond Fund	8.52	9.59
Bloomberg Barclays U.S. Agg Index	8.74	10.25

Security Diversification
	% of Total Investments
	as of 12/31/19	as of 6/30/20
Corporate bonds–other	25.5	34.7
U.S. government and agency obligations	39.8	22.4
Mortgage-backed securities	23.4	20.5
Asset-backed securities	5.2	7.3
Yankee bonds	3.8	7.2
Municipal bonds	0.4	0.4
Short-term and other assets	1.9	7.5
Total	100.0%	100.0%

Maturity
	as of 12/31/19	as of 06/30/20
Average weighted maturity	7.30	7.32
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg Barclays U.S. Agg Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Intermediate Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived all of its management fee and reimbursed a portion of the fund's expenses from inception to December 31, 2019, and waived a portion of the management fee from January 1, 2020, to June 30, 2020. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Stock Index Fund
Performance Evaluation | Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors
Performance
For the six months ended June 30, 2020, the U.S. large cap market metric and the fund’s benchmark, the S&P 500, returned -3.08%, and the fund tracked closely with a return of -3.33%. The S&P 500 is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.
During the six-month period, as changes were made to the composition of the S&P 500, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
U.S. equities, as represented by the S&P 500, experienced the largest quarterly loss in 12 years, posting a 19.60% loss in the first quarter of 2020.
All 11 of the Global Industry Classification Standard (GICS) sectors declined but with wide variation in the first quarter of 2020. Technology (-11.9%) and health care (-12.7%) outperformed with losses in the low teens, as rising demand for medical resources and consumer behavioral change caused by the work-from-home orders likely benefited those exposures. In contrast, the energy sector (-50.5%) lost more than half its value in the three months as crude oil prices hit decade lows. The financials sector accounted for 4% of the loss in the broader index as the sector lost 31.9%.
Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500 experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the U.S. saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.
On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The U.S. passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Federal Reserve cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and U.S. Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.
U.S. equities, as represented by the S&P 500, registered a strong recovery of 20.54% in the second quarter of 2020, the largest quarterly gain since 1998.
U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. We believe that this was largely supported by the historic U.S. policy response. In our view, the U.S. delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.
All 11 of the GICS sectors saw gains in the second quarter of 2020, although large dispersion still existed. The consumer discretionary (+32.9%) and information technology (+30.5%) sectors led the market higher as companies in those two sectors experienced little revenue impact from coronavirus-related measurements. The energy (+30.5%) and materials (+26.0%) sectors had sharp recoveries during the second quarter, after suffering from massive sell-offs in March. Meanwhile, the utilities (+2.7%), consumer staples (+8.1%) and financials (+12.2%) sectors lagged.

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	6.91	10.11	13.36
Standard & Poor’s 500 Stock Index	7.51	10.73	13.99
Sector Diversification
% of Total Investments as of 6/30/20
Information technology	27.0
Health care	14.4
Consumer discretionary	10.6
Communication services	10.5
Financials	9.9
Industrials	7.9
Consumer staples	6.8
Utilities	3.1
Real estate	2.8
Energy	2.8
Materials	2.4

Short-term and other assets	1.8

Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/20
Microsoft Corp.	5.9
Apple, Inc.	5.7
Amazon.com, Inc.	4.4
Alphabet, Inc.	3.2
Facebook, Inc.	2.1
Johnson & Johnson	1.4
Berkshire Hathaway, Inc.	1.3
Visa Inc.	1.3
Procter & Gamble Co.	1.1
JPMorgan Chase & Co.	1.1
Total	27.5%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on June 30, 2010.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.
Performance Evaluation

Value Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund was down 11.52% for the first six months of 2020, versus a decline of 16.26% for its benchmark, the Russell 1000 Value Index. The fund’s holdings in the information technology, communication services and health care sectors contributed to first-half results. On a sector basis, positions in consumer staples, consumer discretionary and materials detracted from results during the period.
The coronavirus pandemic brought to an abrupt halt an approximately 11-year rally in the stock markets. According to the data provider and software company FactSet, S&P 500 earnings are expected to decline in 2020 and rebound in 2021. But the recent spike in new virus cases raises questions about the schedule and pace of reopening global economies.
Portfolio Review
Relative to its benchmark, the fund continues to invest a higher percentage of assets in the technology sector. This sector outperformed the benchmark as a whole for the year to date. Performance was led by NVIDIA and Microsoft. In the case of NVIDIA, a relatively recent purchase, the company’s data center and gaming graphics processing chips have buoyed results. We believe the company is in the early innings of potentially transforming the semiconductor industry with its quasi monopoly in graphics processing units computing. Microsoft continues to deliver superb financial results with a cloud computing business that is growing rapidly in a duopoly market coupled with a dominant enterprise productivity software franchise.
In the communication services sector, Alphabet (Google’s parent company) contributed to fund results. A new addition during the period, Facebook, was a strong performer. Facebook benefited as more people used it while they stayed at home. This was an opportunistic purchase of a high-quality internet company in the communication services sector near the bottom of the market at the end of March when the stock was trading at 10x price-to-earnings ratio based on 2021 earnings per share excluding cash, below historical valuation range. The business has proven to be more resilient than expected with user engagement on Facebook’s platforms reaching new highs and revenue still growing during this downturn. We believe there remains significant upside to the stock as the company continues to unlock value from its more than 7 billion active users.
In health care, Abbott, AbbVie and Mettler Toledo were up for the period. We believe AbbVie’s recent acquisition of Allergan should benefit the company as it diversifies its business away from its key drug, Humira.
Another name added during the period was Digital Realty, a Real Estate Investment Trust (REIT) data center. Growth in data center usage and the migration from on-premise systems make for a favorable backdrop, in our view.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

In the industrials sector, the fund established a position in the defense company Northrop Grumman, where we see attractive fundamentals and reasonable valuation.
In the consumer discretionary sector, we took advantage of the market sell-off to initiate positions in Ulta Beauty, a leading retailer of beauty accessories; TJ Maxx, the leading off-price apparel and home fashion retailer; and The Home Depot, a home improvement retailer benefiting from more do-it-yourself work being done during the pandemic.
Relative performance was hurt by our underweight in consumer staples. Not owning this defensive sector, particularly in the early part of the year, detracted from the fund’s performance. Anheuser-Busch detracted during the period. With the closing of bars due to social distancing measures as well as management changes and general global macro weakness, the thesis of deleveraging and improving return metrics faced headwinds. We exited our position.
Outlook
The rapid response from financial and governmental authorities helped to ameliorate the impact of the pandemic on the economy and markets. However, the shape of the recovery from this slowdown is in question. Economic data after the global shutdown has been hard to discern and analyze because there are so many variables. We may get better information on return to business normalcy in upcoming earnings calls and the results of therapy efficacy and vaccine trials for COVID-19.
We feel the fund is well positioned to potentially participate in any post-pandemic recovery and reward shareholders over the long haul.

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
Value Fund	-2.75	7.50	11.83
Standard & Poor’s 500 Value Index	-4.50	5.98	10.88
Russell 1000 Value Index	-8.84	4.64	10.41
Sector Diversification
% of Total Investments as of 6/30/20
Health care	23.1
Information technology	19.8
Financials	16.8
Industrials	13.0
Communication services	7.6
Materials	6.9
Consumer discretionary	4.7
Energy	3.9
Real estate	1.9
Short-term and other assets	2.3
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/20
Microsoft Corp.	5.6
Alphabet, Inc.	5.1
Abbott Laboratories	4.3
Avery Dennison Corp.	4.0
Visa Inc.	4.0
NVIDIA Corp.	4.0
Honeywell International, Inc.	3.9
Allstate Corp.	3.7
JPMorgan Chase & Co.	3.6
Merck & Co., Inc.	3.4
Total	41.6%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund, the Standard & Poor’s 500 Value Index and the Russell 1000 Value Index made on June 30, 2010.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
As of January 1, 2020, the Russell 1000 Value Index replaced the Standard & Poor's 500 Value Index as the primary benchmark for the fund because the Russell 1000 Value Index more closely reflects the market sectors and types of stocks in which the fund invests.
Performance Evaluation

Growth Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, T. Rowe Price Associates
Performance
The fund posted a positive return of 11.14% in the first half of 2020 and outperformed its benchmark, the Russell 1000 Growth Index, which returned 9.81%. Broadly speaking, both sector allocation and stock selection contributed to relative performance.
Portfolio Review
The communication services sector was the largest contributor to relative performance due to stock choices, such as Spotify and Snap. Shares of the streaming audio leader gained as growth in both premium and ad-supported subscriptions accelerated, driven by Spotify’s “freemium” model that boasts high conversion rates and has the unique advantage of being able to retain listeners and reduce churn during times of economic stress. Shares also received a boost from the company’s concerted effort to assert its leadership in the podcast space as Spotify made a splash with several exclusive licensing deals that are expected to grow listenership and support ad growth. Shares of Snap traded higher due to increased user engagement in response to social distancing measures; relatively low exposure to advertising cuts from small and midsize businesses; and increased spending on direct response advertising from verticals that benefited from stay-at-home guidelines, such as e-commerce, gaming and entertainment.
An underweight to consumer staples also benefited relative results as the defensive haven has fallen out of favor in the current risk-on environment. The fund’s portfolio has limited exposure as we believe the sector generally lacks compelling growth opportunities that meet our investment criteria.
Additionally, an overweight position in the consumer discretionary sector aided relative returns.
In contrast, the health care sector weighed on relative performance due to adverse stock choices. Over the past six months, shares of HCA Healthcare came under significant pressure as the U.S. Surgeon General urged the deferment of elective procedures in order to free up capacity for coronavirus admissions. The steep decline in these high-margin elective procedures weighed on profitability. Led by what we believe is an excellent management team with a strategic long-term capital deployment strategy, we believe HCA Healthcare’s strong execution, investment in its facilities and attractive geographic mix will drive earnings growth over the long term.
Security selection within the industrials and business services sector detracted as well, although an underweight position in the sector moderated the negative impact. Within the sector, shares of Boeing weighed on relative results. Shares of the company sold off following ongoing delays in the 737 MAX recertification and pressure on air travel from coronavirus fears.
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

Outlook
As economies gradually reopen, we believe a sustained recovery will largely depend on controlling the spread of the coronavirus. The key question for markets may now be how long it will take for companies to regain enough earnings power to justify current valuation levels while compensating investors for the risk that an economic recovery might not progress as rapidly or evenly as expected. We are also mindful that the rally in risk assets has been driven by massive doses of fiscal and monetary stimulus. Amid uncertainty, we believe asset returns are likely to remain uneven across sectors, industries and companies, creating the potential to add value with our strategic investing approach but requiring careful analysis to identify opportunities and manage risk.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
Growth Fund	20.77	16.68	18.01
Russell 1000 Growth Index	23.28	15.89	17.23
Sector Diversification
% of Total Investments as of 6/30/20
Information technology	34.8
Communication services	21.6
Consumer discretionary	21.1
Health care	14.3
Industrials	2.0
Financials	1.7
Utilities	1.5
Energy	0.3
Short-term and other assets	2.7
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/20
Amazon.com, Inc.	10.1
Microsoft Corp.	8.9
Alphabet, Inc.	7.3
Facebook, Inc.	5.9
Visa Inc.	4.3
Apple, Inc.	3.9
Global Payments, Inc.	2.9
Intuit, Inc.	2.3
Netflix, Inc.	2.2
Cigna Corp.	2.2
Total	50.0%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on June 30, 2010.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the five- and 10-year periods. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund was down 7.74% for the first six months of the year versus a decline of 12.98% for its benchmark, the Russell 2000 Index.
The coronavirus pandemic impacted stocks across the capitalization spectrum. Smaller capitalization stocks, with their narrower focus of operations compared with larger cap stocks and more fragile balance sheets dropped over 40% from the beginning of the year to the last weeks of March as measured by the Russell 2000 Index. Since the March lows, the fund’s benchmark has rebounded over 45%. The stock market bounce back from the March panic lows is based on the expectations of market participants, strategists and economists that an economic recovery will ensue and that the impact on corporate profits will be sharp but brief.
Portfolio Review
The fund’s exposure to the financials, real estate and health care sectors drove outperformance versus its benchmark. Financials was the top-performing sector. A large weighting in Kinsale, a specialty insurance company, was the fund’s top contributor.
At the sector level, the fund’s real estate investment trusts (REITs) holdings also performed well, primarily from the fund’s exposure to QTS Realty, a data center REIT. Growth in data center usage — the migration from on-premise systems — and global growth make for a favorable backdrop. On the downside, Pebblebrook Hotel Trust detracted from results during the period as the economic shutdown dramatically altered the outlook for hotels and tourism.
The fund benefited from its exposure to health care stocks, including Staar Surgical, which makes implantable lenses for near and far sightedness; Emergent Biosolutions, which provides vaccines and other treatments for public health emergencies; Twist Biosolutions, which produces synthetic DNA and other biology tools for application in industry, health care and agriculture.; and LHC Group, which provides home-based nursing care, primarily in rural areas.
Chemicals and construction materials companies were negatively impacted by the pandemic, and both Ingevity and Summit Materials detracted from performance during the first six months. However, we believe that over time they will benefit with a rebound in the economy.
During the period, the fund added Callaway Golf, a market leader in golf equipment. It has diversified its business to include apparel and complementary lifestyle brands. As a retail play on housing, the fund also added Floor and Décor, a fast-growing retailer that we believe is positioned to take market share.
The fund also established a position in CSG Systems International, a billing software and services company. It is adding new services to help diversify its revenue stream. Another addition to the fund’s portfolio was Virtu Financial,
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

a global financial services firm and market maker. The company offers technology solutions for portfolio management.
IntegerHoldings, a manufacturer and developer of medical devices, is another new position. We expect the company will see accelerating revenue from technologies already in the pipeline.
Generally speaking, the companies we eliminated from the fund’s portfolio were those that we believe had diminished longer-term prospects. BJ’s Restaurants continued to miss estimates, and we became less confident in its business model. Pebblebrook Hotel Trust and Welbilt, which provides restaurant equipment, were both facing potential liquidity issues.
Outlook
The market has rallied significantly in the second quarter of 2020 and now reflects what we believe to be a much more optimistic scenario of the economy reopening.
Unprecedented Federal Reserve stimulus and several rounds of fiscal stimulus, with the potential for more to come, have boosted financial assets. While we don’t expect the market to have the kind of returns it did in the second quarter, we do believe the U.S. government has made it clear it will use all means at its disposal to support the economy. However, in the absence of any real, sustained economic growth, we believe staying overweight in well-positioned companies with less cyclicality and more sustained earnings growth is the right course of action.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	-6.11	0.37	9.29
Russell 2000 Index	-6.63	4.29	10.50
Sector Diversification
% of Total Investments as of 6/30/20
Health care	23.4
Information technology	23.2
Financials	16.1
Industrials	14.4
Consumer discretionary	7.5
Materials	6.2
Real estate	4.6
Communication services	1.6
Consumer staples	1.1
Short-term and other assets	1.9
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 6/30/20
STAAR Surgical Co.	4.1
Descartes Systems Group Inc. (The)	4.0
Kinsale Capital Group, Inc.	3.9
Applied Industrial Technologies, Inc.	3.6
LHC Group, Inc.	3.4
ManTech International Corp.	3.3
Five9, Inc.	3.1
Glacier Bancorp, Inc.	3.1
PolyOne Corp.	2.9
NanoString Technologies, Inc.	2.9
Total	34.3%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2010.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

International Equity Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, Harding Loevner LP
Performance
For the six-month period ending June 30, 2020, the fund outperformed its benchmark, the MSCI EAFE Index. The fund declined 1.66% versus a decline of 11.34% for the benchmark.
Portfolio Review
The fund’s outperformance was derived primarily from stock selection, with a boost from positive sector allocation. Our focus on high-quality growth companies once again helped the fund’s performance, as investors continued to favor faster-growing companies at the expense of lower-quality, slower-growth companies.
Information technology contributed the most to relative performance. In addition to the fund’s hefty weight in the sector, good stocks also helped, led by three European holdings: Dutch payment processor Adyen, which was newly bought in the first quarter, and two German companies, SAP and power management semiconductor manufacturer Infineon Technologies. Within industrials, compressor maker Atlas Copco and electric equipment company Schneider Electric helped relative performance. In health care, beneficiaries from COVID-19, including drug maker Chugai Pharmaceutical, the producer of Actemra, and Lonza, whose manufacturing facilities we believe would likely be used to produce any potential vaccine that gets approved, counteracted poor relative returns from Swiss hearing aid manufacturer Sonova. While our modest underweight to energy, the worst-performing sector, helped, a fall in oil field services company Schlumberger, which has been hurt by declining petroleum capex, and Royal Dutch Shell, more than offset the benefit.
Viewed by geography, the good relative performance derived entirely from stock selection. The fund’s Japanese holdings helped the most as Chugai, Unicharm and Keyence all performed well. Japanese furniture maker and retailer NITORI also benefited from a surge in demand for home office setups for remote working. The fund’s European holdings, both inside and outside the eurozone, also added to relative returns. Within the eurozone, Adyen, SAP and Infineon, as well as French holdings Schneider Electric and L’Oréal, led the way. In non-eurozone Europe, the fund’s Swiss and Swedish stocks offset poor returns in the U.K.
The fund’s off-benchmark allocation to emerging markets detracted the most from relative returns. Outperformance from a number of holdings, including Chinese video game and social media platform Tencent and semiconductor manufacturer Taiwan Semiconductor, was not enough to compensate for declines in the share prices of the fund’s holdings in Brazil, India, Mexico and South Africa.
Subadvisor: Harding Loevner LP
Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University
Andrew West, CFA Co-Lead Portfolio Manager BS, Business Administration, University of Central Florida; MBA, New York University

Outlook
Working hand in glove, fiscal and monetary authorities the world over have unleashed a torrent of aid in a bid to contain the ongoing COVID-19 crisis. Along with the customary fiscal stabilizers that kick in automatically during downturns, interest rates have been slashed, asset purchase programs replenished and outright financial grants extended further than at any other period outside of wartime. By some estimates, global central banks have injected close to $17 trillion of liquidity into the financial system, while global fiscal support, according to the International Monetary Fund, currently foots to over $11 trillion.
Despite these efforts, investors are confronted by dramatically increased uncertainty about how and when the global economy can recover from the ravages wrought by the pandemic, and whether the prospects for any given company — assuming it survives — will be radically altered once it is reached. The current environment has been a boon for companies that are crucial to sustaining commerce and everyday life during an era of social distancing, notably businesses engaged in e-commerce, social media and online payments. We believe one of the lesser-known effects of COVID-19 is to supercharge the embedded growth expectations (and stock prices) for the largest and fastest growing of these companies.
A problem with trying to value these rapidly growing companies, however, is that it is unclear whether the crisis has merely brought forward their future growth or whether it has also expanded their addressable market, thereby extending the duration of their rapid growth. While grappling with the challenge of determining what high-quality growing companies might be worth, we also believe that in an environment of scarce growth and low interest rates, companies consistently delivering strong organic revenue growth and profits to match should be highly prized by investors.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 06/30/20)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	4.53	5.72	6.44
MSCI® EAFE® Index	-5.13	2.05	5.73
Country Diversification
% of Total Investments as of 6/30/20
Japan	18.2
Germany	15.4
Switzerland	14.0
France	10.3
Britain	8.4
Sweden	7.3
Hong Kong	3.2
Netherlands	3.0
Singapore	2.5
China	2.5
Canada	2.2
Israel	1.8
United States of America	1.8
Spain	1.4
Taiwan	1.4
Denmark	1.2
Republic of South Korea	0.9
Russia	0.9
Brazil, India & Mexico	1.8
Short-term and other assets	1.8
Total	100.0%

Top 10 Equity Holdings
% of Total Investments as of 6/30/20
SAP SE ADR	4.1
L’Oréal SA	4.1
Infineon Technologies AG	3.9
Roche Holding AG REG	3.8
Atlas Copco AB	3.8
Chugai Pharmaceutical Co., Ltd.	3.4
AIA Group Ltd.	3.2
Lonza Group AG REG	3.2
Allianz SE REG	3.2
Unicharm Corp.	3.1
Total	35.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2010.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at January 1, 2020 and held through June 30, 2020.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund[b]	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Period Ended June 30, 2020
Actual Return	$1,000.00	$1,001.80	$3.11	0.62%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.89	$3.14	0.62%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$1,035.60	$3.79	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.27	$3.77	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,041.40	$3.98	0.79%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.79%

Intermediate Bond Fund[b]
Actual Return	$1,000.00	$1,062.90	$4.08	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.05	$4.00	0.80%

Stock Index Fund[c]
Actual Return	$1,000.00	$966.70	$2.75	0.56%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.20	$2.83	0.56%

Value Fund
Actual Return	$1,000.00	$884.80	$3.12	0.67%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.68	$3.35	0.67%

Growth Fund
Actual Return	$1,000.00	$1,111.40	$4.92	0.94%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.34	$4.71	0.94%

Small-Company Stock Fund
Actual Return	$1,000.00	$922.60	$5.23	1.09%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.56	$5.49	1.09%

International Equity Fund[b]
Actual Return	$1,000.00	$983.40	$4.88	0.99%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.08	$4.97	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period 182, then divided by 366.
b.	Reflects fee waiver and/or expense reimbursements in effect during the period.
c.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-PORT, semi-annual and annual reports are available on the Commission’s website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•    Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•    Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•    Concentration Risk To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•    Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
•    Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•    Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
•    Debt Securities Risks
Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Income Risk The risk that the Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
•    Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•    Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund’s manager, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•    Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•    Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•    Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that RE Advisers considers to have the same primary economic characteristics.
•    Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
•    Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•    High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by RE Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
•    Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
•    Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions.
•    Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company’s fees and expenses.
•    Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•    Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•    Limited Operating History Risk The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•    Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
•    Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•    Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
•    Master/Feeder Structure Risk The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.
•    Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•    Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
•    Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•    Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.
•    Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv)

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
•    Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•    Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
•     Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.
•    Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
•    U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
•    Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•    Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

                Regulatory and Shareholder Matters

Portfolio of Investments
Daily Income Fund  |  June 30, 2020  |  (Unaudited)

U.S. Government & Agency Obligations | 69.9% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	0.17%	11/09/20	$3,000,000	$2,998,144
Federal Farm Credit Bank	0.29(a)	11/02/21	8,650,000	8,669,516
Federal Home Loan Bank	0.11	07/20/20	1,100,000	1,099,936
Federal Home Loan Bank	0.11	07/23/20	4,400,000	4,399,704
Federal Home Loan Bank	0.11	07/29/20	1,100,000	1,099,906
Federal Home Loan Bank	0.12	08/11/20	3,850,000	3,849,474
Federal Home Loan Bank	0.14	08/21/20	1,600,000	1,599,683
Federal Home Loan Bank	0.16	08/28/20	1,900,000	1,899,510
Federal Home Loan Bank	0.17	09/09/20	2,600,000	2,599,166
Federal Home Loan Bank	0.22	09/15/20	1,400,000	1,399,350
Federal Home Loan Bank	0.14	09/18/20	1,900,000	1,899,437
Federal Home Loan Bank	0.28	11/16/20	2,000,000	1,997,853
Federal Home Loan Bank	0.29	11/24/20	1,200,000	1,198,589
Federal Home Loan Bank	3.13	12/11/20	2,750,000	2,785,078
Federal Home Loan Mortgage Corp.	0.26	08/19/20	3,833,000	3,831,644
Federal Home Loan Mortgage Corp.	0.14	09/24/20	4,000,000	3,998,678
Hashemite Kingdom of Jordan Government Aid Bond	2.50	10/30/20	2,000,000	2,015,154
Private Export Funding Corp. (b)	2.65	02/16/21	8,000,000	8,101,643
Resolution Funding Corp. Principal Strip	0.51	07/15/20	2,000,000	1,999,612
Resolution Funding Corp. Principal Strip	0.51	07/15/20	6,885,000	6,883,661
Resolution Funding Corp. Principal Strip	0.22	10/15/20	2,000,000	1,998,708
U.S. International Development Finance Corp.	0.34(a)	03/15/30	5,000,000	5,000,000
U.S. International Development Finance Corp.	0.45(a)	07/05/38	2,500,000	2,500,000
U.S. Treasury Bill	0.11	07/07/20	3,000,000	2,999,947
U.S. Treasury Bill	0.14	08/06/20	6,000,000	5,999,166
U.S. Treasury Bill	0.11	08/13/20	5,000,000	4,999,336
U.S. Treasury Bill	0.12	08/20/20	4,000,000	3,999,242
U.S. Treasury Bill	0.14	08/20/20	4,000,000	3,999,326
U.S. Treasury Bill	0.13	09/03/20	3,000,000	2,999,320
U.S. Treasury Bill	0.11	09/03/20	5,000,000	4,999,013
U.S. Treasury Bill	0.12	09/10/20	4,500,000	4,498,793
U.S. Treasury Bill	0.14	09/10/20	4,500,000	4,498,923
U.S. Treasury Bill	0.14	10/22/20	5,000,000	4,997,858
U.S. Treasury Bill	0.15	10/29/20	2,500,000	2,498,770
U.S. Treasury Bill	0.14	11/05/20	2,000,000	1,999,012
U.S. Treasury Bill	0.16	11/05/20	2,750,000	2,748,496
Total U.S. Government & Agency Obligations
(Cost $125,061,648)				125,061,648

Money Market Fund | 30.1% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.12(c)	53,829,475	53,829,475
Total Money Market Fund
(Cost $53,829,475)			53,829,475
Total Investments in Securities
(Cost $178,891,123) | 100.0%			$178,891,123
(a)	Variable coupon rate as of June 30, 2020.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $8,101,643 and represents 4.5% of total investments.
(c)	7-day yield at June 30, 2020.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Government Securities Fund  |  June 30, 2020  |  (Unaudited)

U.S. Government & Agency Obligations | 49.9% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Private Export Funding Corp.	1.75%	11/15/24	$1,000,000	$1,053,585
U.S. Department of Housing & Urban Development	6.07	08/01/21	20,000	20,098
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,049
U.S. Department of Housing & Urban Development	5.77	08/01/26	94,000	94,424
U.S. International Development Finance Corp.	2.74(a)	04/23/21	1,000,000	1,047,653
U.S. International Development Finance Corp.	0.00(b)	08/11/21	2,000,000	2,041,625
U.S. International Development Finance Corp.	2.22(a)	01/24/25	2,000,000	2,166,464
U.S. International Development Finance Corp.	1.27(a)	06/21/25	1,000,000	999,400
U.S. International Development Finance Corp.	0.95(a)	04/23/29	5,000,000	5,062,800
U.S. International Development Finance Corp.	1.11	05/15/29	1,000,000	1,006,874
U.S. International Development Finance Corp.	2.36	10/15/29	2,000,000	2,132,367
U.S. International Development Finance Corp.	1.05	10/15/29	2,000,000	1,993,232
U.S. Treasury Note	0.38	03/31/22	3,675,000	3,688,207
U.S. Treasury Note	0.13	05/15/23	15,853,000	15,828,849
U.S. Treasury Note	0.25	06/15/23	975,000	977,057
U.S. Treasury Note	0.25	06/30/25	765,000	763,506
Total U.S. Government & Agency Obligations
(Cost $38,454,335)				38,886,190

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 37.8% of portfolio

Consumer Discretionary | 0.1%
Ethiopian Leasing (2012) LLC	2.68	07/30/25	96,438	100,551
Total Consumer Discretionary				100,551
Energy | 16.0%
Petroleos Mexicanos	2.00	12/20/22	781,250	793,503
Petroleos Mexicanos	1.95	12/20/22	1,045,250	1,060,230
Petroleos Mexicanos	2.38	04/15/25	810,500	838,776
Petroleos Mexicanos	2.46	12/15/25	954,250	989,459
Reliance Industries Ltd.	2.06	01/15/26	3,094,800	3,174,440
Reliance Industries Ltd.	1.87	01/15/26	4,181,053	4,260,252
Reliance Industries Ltd.	2.44	01/15/26	1,313,684	1,363,634
Total Energy				12,480,294
Financials | 21.6%
CES MU2 LLC	1.99	05/13/27	2,053,478	2,126,078
Export Leasing 2009 LLC	1.86	08/28/21	90,441	90,913
Lulwa Ltd.	1.83	03/26/25	422,640	431,254
Mexican Aircraft Finance IV	2.54	07/13/25	237,969	247,133
Mexican Aircraft Finance V	2.33	01/14/27	303,750	317,595
MSN 41079 and 41084 Ltd.	1.72	07/13/24	3,179,614	3,235,263
MSN 41079 and 41084 Ltd.	1.63	12/14/24	792,397	810,435
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	868,544	883,262
Pluto Aircraft Leasing LLC	0.68(c)	02/07/23	2,999,996	2,985,481
Rimon LLC	2.45	11/01/25	130,625	135,870
Safina Ltd.	1.55	01/15/22	367,931	369,642
Safina Ltd.	2.00	12/30/23	1,418,878	1,448,297
Salmon River Export LLC	2.19	09/15/26	483,728	500,251
Sandalwood 2013 LLC	2.82	02/12/26	337,678	354,696
Santa Rosa Leasing LLC	1.69	08/15/24	36,919	37,501
Santa Rosa Leasing LLC	1.47	11/03/24	397,791	402,136
Tagua Leasing LLC	1.90	07/12/24	1,692,967	1,725,328
Tagua Leasing LLC	1.73	09/18/24	379,746	386,661

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 37.8% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 21.6% (Continued)
Tagua Leasing LLC	1.58%	11/16/24	$209,495	$212,634
VCK Lease SA	2.59	07/24/26	69,980	73,447
Total Financials				16,773,877
Industrials | 0.1%
Sayarra Ltd.	2.77	10/29/21	83,924	84,994
Total Industrials				84,994
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $28,859,453)				29,439,716

Corporate Bonds–Other | 3.0% of portfolio

Communication Services | 0.4%
AT&T Inc.	1.50(c)	06/12/24	250,000	250,495
Verizon Communications Inc.	1.32(c)	03/16/22	100,000	101,344
Total Communication Services				351,839
Financials | 2.0%
Athene Global Funding (d)	2.50	01/14/25	100,000	99,866
Citibank, NA	2.84(c)	05/20/22	250,000	254,966
Goldman Sachs Group, Inc.	3.00	04/26/22	250,000	254,845
Jackson National Life Global Funding (d)	0.65(c)	01/06/23	150,000	148,008
Met Tower Global Funding (d)	1.56(c)	01/17/23	150,000	148,855
Metropolitan Life Global Funding (d)	3.38	01/11/22	150,000	156,488
Metropolitan Life Global Funding (d)	1.69(c)	01/13/23	150,000	149,057
Wells Fargo Bank NA	3.33(c)	07/23/21	323,000	323,526
Total Financials				1,535,611
Real Estate | 0.4%
SBA Tower Trust (d)	3.45	03/15/23	290,000	301,679
Total Real Estate				301,679
Utilities | 0.2%
Southwest Gas Corp.	4.45	12/01/20	125,000	125,602
Total Utilities				125,602
Total Corporate Bonds–Other
(Cost $2,276,676)				2,314,731

Asset-Backed Securities | 2.6% of portfolio

Avid Automobile Receivables Trust 19-1 (d)	2.62	02/15/24	171,913	173,561
Consumer Loan Underlying Bond 19-HP1 (d)	2.59	12/15/26	146,651	147,245
CPS Auto Trust 20-A A (d)	2.09	05/15/23	113,129	114,069
CPS Auto Trust 20-A B (d)	2.36	02/15/24	150,000	151,828
Exeter Automobile Receivables Trust 19-4 (d)	2.18	01/17/23	139,812	140,406
Foursight Capital Automobile Receivables Trust 17-1 (d)	2.37	04/15/22	1,476	1,478
Foursight Capital Automobile Receivables Trust 18-2 (d)	3.32	04/15/22	5,932	5,938
Foursight Capital Automobile Receivables Trust 19-1 (d)	2.67	03/15/24	300,000	307,639
Freedom Financial 18-2 (d)	3.99	10/20/25	41,905	41,888
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Asset-Backed Securities | 2.6% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
GLS Auto Receivables Trust 18-3 (d)	3.35%	08/15/22	$21,681	$21,783
GLS Auto Receivables Trust 19-4 (d)	2.47	11/15/23	350,145	354,060
Marlette Funding Trust 19-3 (d)	2.69	09/17/29	123,685	124,336
Small Business Administration Pool # 503463	1.13(c)	09/25/21	70	69
SoFi Consumer Loan Program Trust 19-4 (d)	2.45	08/25/28	60,458	61,125
Upstart Securitization Trust 19-3 (d)	2.68	01/21/30	367,289	369,399
Total Asset-Backed Securities
(Cost $1,996,014)				2,014,824

Mortgage-Backed Security | 0.1% of portfolio

FDIC Structured Sale Guaranteed Notes 2010-S3 (d)	2.74	12/03/20	49,385	49,666
Total Mortgage-Backed Security
(Cost $49,382)				49,666

Certificate of Deposit | 0.3% of portfolio

HSBC Bank USA NA	3.10(c)	11/17/20	246,000	248,758
Total Certificate of Deposit
(Cost $246,000)				248,758

Money Market Fund | 6.3% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.12(e)	4,933,893	4,933,893
Total Money Market Fund
(Cost $4,933,893)			4,933,893
Total Investments in Securities
(Cost $76,815,753) | 100.0%			$77,887,778
(a)	Interest is paid at maturity.
(b)	Zero coupon rate, purchased at a discount.
(c)	Variable coupon rate as of June 30, 2020.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $3,068,374 and represents 3.9% of total investments.
(e)	7-day yield at June 30, 2020.
LLC - Limited Liability Company
SA - Sociedad Anonima or Societe Anonyme
NA - National Association

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  June 30, 2020  |  (Unaudited)

U.S. Government & Agency Obligations | 40.5% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Freddie Mac	0.38%	04/20/23	$2,120,000	$2,125,784
Tennessee Valley Authority	0.00(a)	06/15/21	595,000	591,567
U.S. Department of Housing & Urban Development	6.07	08/01/21	10,000	10,049
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,049
U.S. International Development Finance Corp.	1.27	06/21/25	850,000	849,490
U.S. International Development Finance Corp.	2.36	10/15/29	845,000	900,925
U.S. International Development Finance Corp.	1.05	10/15/29	1,215,000	1,210,889
U.S. Treasury Note	0.38	03/31/22	27,050,000	27,147,211
U.S. Treasury Note	0.13	06/30/22	770,000	769,549
U.S. Treasury Note	1.38	02/15/23	111,041,000	114,532,719
U.S. Treasury Note	0.13	05/15/23	40,330,000	40,268,560
U.S. Treasury Note	0.25	06/15/23	5,000,000	5,010,547
U.S. Treasury Note	0.38	04/30/25	8,886,000	8,926,265
U.S. Treasury Note	0.25	06/30/25	19,200,000	19,162,500
Total U.S. Government & Agency Obligations
(Cost $219,227,338)				221,516,104

Corporate Bonds–Other | 37.7% of portfolio

Communication Services | 4.1%
AT&T Inc.	1.50(b)	06/12/24	4,040,000	4,047,995
Comcast Corp.	3.70	04/15/24	10,400,000	11,541,146
Comcast Corp.	3.10	04/01/25	835,000	917,212
Sprint Spectrum Co. LLC (c)	4.74	03/20/25	2,310,000	2,500,575
Verizon Communications Inc.	2.95	03/15/22	420,000	438,060
Verizon Communications Inc.	1.32(b)	03/16/22	2,725,000	2,761,618
Walt Disney Co. (The)	1.75	01/13/26	420,000	432,116
Total Communication Services				22,638,722
Consumer Discretionary | 2.6%
Amazon.com, Inc.	2.40	02/22/23	535,000	562,111
Booking Holdings Inc.	2.75	03/15/23	1,945,000	2,039,166
Booking Holdings Inc.	4.10	04/13/25	422,000	474,151
Ford Motor Co.	8.50	04/21/23	1,000,000	1,057,500
Harley-Davidson Financial Services, Inc. (c)	3.35	02/15/23	1,205,000	1,230,884
Harley-Davidson Financial Services, Inc. (c)	3.35	06/08/25	900,000	919,762
Nike, Inc.	2.40	03/27/25	1,245,000	1,338,935
Ralph Lauren Corp.	1.70	06/15/22	1,000,000	1,017,423
Ralph Lauren Corp.	3.75	09/15/25	850,000	944,508
Target Corp.	2.25	04/15/25	1,250,000	1,337,153
Volkswagen Group of America, Inc. (c)	2.50	09/24/21	1,270,000	1,290,264
Volkswagen Group of America, Inc. (c)	2.70	09/26/22	2,120,000	2,190,046
Total Consumer Discretionary				14,401,903
Consumer Staples | 1.9%
Altria Group Inc.	3.80	02/14/24	1,300,000	1,421,393
Altria Group Inc.	2.35	05/06/25	1,280,000	1,346,842
Cargill Inc. (c)	1.38	07/23/23	850,000	864,668
Hershey Co. (The)	0.90	06/01/25	1,000,000	1,005,741
Mead Johnson Nutrition Co.	3.00	11/15/20	4,125,000	4,164,089
Procter & Gamble Co. (The)	2.45	03/25/25	1,255,000	1,362,046
Total Consumer Staples				10,164,779
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 37.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 3.0%
BP Capital Markets America Inc.	2.52%	09/19/22	$1,600,000	$1,661,411
BP Capital Markets America Inc.	2.94	04/06/23	2,105,000	2,228,838
BP Capital Markets America Inc.	3.19	04/06/25	3,600,000	3,914,249
Cheniere Corpus Christi Holdings LLC	5.88	03/31/25	2,487,000	2,791,094
Chevron Corp.	1.14	05/11/23	420,000	427,234
Chevron Corp.	1.55	05/11/25	840,000	862,866
Exxon Mobil Corp.	1.57	04/15/23	2,065,000	2,117,560
Midwest Connector Capital Co. LLC (c)	3.90	04/01/24	825,000	866,843
Midwest Connector Capital Company LLC (c)	3.63	04/01/22	620,000	635,189
Rockies Express Pipeline LLC (c)	3.60	05/15/25	1,300,000	1,199,640
Total Energy				16,704,924
Financials | 16.8%
AIG Global Funding Inc. (c)	1.90	10/06/21	1,204,000	1,225,780
AIG Global Funding Inc. (c)	2.30	07/01/22	865,000	890,732
AIG Global Funding Inc. (c)	0.80	07/07/23	1,300,000	1,300,092
Air Lease Corp.	3.38	07/01/25	850,000	849,781
Ambac Assurance Corp. (c)(d)	5.10	06/07/20	2,695	3,611
Ambac LSNI LLC (c)	6.00(b)	02/12/23	10,797	10,662
American Express Co.	1.31(b)	08/03/23	862,000	861,235
Anthem, Inc.	3.30	01/15/23	625,000	666,116
Athene Global Funding (c)	2.80	05/26/23	925,000	943,708
Athene Global Funding (c)	2.50	01/14/25	4,800,000	4,793,587
Bank of America Corp.	2.74(b)	01/23/22	2,100,000	2,123,319
Bank of America Corp.	4.00	01/22/25	1,210,000	1,335,422
Bank of America Corp.	3.95	04/21/25	1,030,000	1,139,704
Bank of America Corp.	2.46(b)	10/22/25	2,200,000	2,314,459
Bank of America Corp.	2.02(b)	02/13/26	2,100,000	2,171,603
Bank of America Corp.	1.32(b)	06/19/26	2,100,000	2,104,965
Capital One Bank (USA), NA	2.01(b)	01/27/23	875,000	887,206
Capital One Financial Corp.	3.90	01/29/24	1,440,000	1,565,977
CIT Group Inc.	3.93(b)	06/19/24	540,000	527,904
Citibank, NA	2.85	02/12/21	1,650,000	1,671,425
Citibank, NA	3.40	07/23/21	875,000	901,483
Citibank, NA	2.84(b)	05/20/22	3,535,000	3,605,224
Citibank, NA	3.65	01/23/24	1,325,000	1,453,578
Citigroup Inc.	1.78(b)	09/01/23	740,000	747,511
Citigroup Inc.	1.68(b)	05/15/24	715,000	728,920
Citigroup Inc.	3.11(b)	04/08/26	1,685,000	1,806,581
Discover Bank	4.68(b)	08/09/28	3,081,000	3,110,269
Fifth Third Bancorp	1.63	05/05/23	1,250,000	1,282,134
Goldman Sachs Group, Inc.	5.75	01/24/22	420,000	453,126
Goldman Sachs Group, Inc.	3.00	04/26/22	5,330,000	5,433,295
Guardian Life Global Funding (c)	1.10	06/23/25	720,000	722,624
J.P. Morgan Chase & Co.	4.02(b)	12/05/24	1,225,000	1,349,819
J.P. Morgan Chase & Co.	2.30(b)	10/15/25	2,130,000	2,231,227
Jackson National Life Global Funding (c)	0.63(b)	03/16/21	930,000	930,314
Jackson National Life Global Funding (c)	0.65(b)	01/06/23	3,400,000	3,354,857
Main Street Capital Corp.	5.20	05/01/24	2,000,000	2,056,455
MassMutual Global Funding II (c)	2.25	07/01/22	636,000	655,222
Met Tower Global Funding (c)	1.56(b)	01/17/23	1,570,000	1,558,018
Metropolitan Life Global Funding (c)	3.38	01/11/22	4,540,000	4,736,355
Metropolitan Life Global Funding (c)	1.69(b)	01/13/23	1,640,000	1,629,684
Metropolitan Life Global Funding (c)	3.60	01/11/24	450,000	491,762
Morgan Stanley	2.32(b)	01/20/22	1,642,000	1,648,749

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 37.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 16.8% (Continued)
Morgan Stanley	1.61%(b)	01/20/23	$372,000	$370,741
Morgan Stanley	3.13	01/23/23	420,000	445,328
Morgan Stanley	3.74(b)	04/24/24	1,020,000	1,099,624
Morgan Stanley	2.72(b)	07/22/25	1,220,000	1,295,415
Morgan Stanley	2.19(b)	04/28/26	425,000	442,005
Oaktree Specialty Lending Corp.	3.50	02/25/25	1,277,000	1,247,599
Owl Rock Technology Finance Corp. (c)	6.75	06/30/25	719,000	740,734
PACCAR Financial Corp.	0.80	06/08/23	1,000,000	1,003,829
PNC Bank NA	1.55(b)	07/22/22	850,000	851,843
Principal Life Global Funding II (c)	1.25	06/23/25	550,000	551,675
Protective Life Global Funding (c)	2.62	08/22/22	1,695,000	1,761,203
Protective Life Global Funding (c)	1.08	06/09/23	845,000	851,787
USAA Capital Corp. (c)	1.50	05/01/23	1,075,000	1,102,929
Wells Fargo & Co.	1.65(b)	06/02/24	4,250,000	4,318,824
Wells Fargo & Co.	2.16(b)	02/11/26	840,000	866,956
Wells Fargo & Co.	2.19(b)	04/30/26	2,120,000	2,192,011
Wells Fargo Bank NA	3.33(b)	07/23/21	3,990,000	3,996,496
Wells Fargo Bank NA	3.63	10/22/21	625,000	648,940
Total Financials				92,062,434
Health Care | 1.5%
Anthem, Inc.	2.38	01/15/25	2,130,000	2,257,336
Baxter International Inc. (c)	3.75	10/01/25	835,000	951,341
Health Care Service Corp. (c)	1.50	06/01/25	1,800,000	1,833,517
Highmark Inc. (c)	4.75	05/15/21	585,000	600,448
Merck & Co., Inc.	0.75	02/24/26	1,165,000	1,164,034
Stryker Corp.	1.15	06/15/25	1,500,000	1,509,915
Total Health Care				8,316,591
Industrials | 2.4%
American Airlines Group Inc.	3.60	03/22/29	2,431,641	2,247,717
Boeing Co. (The)	2.85	10/30/24	600,000	605,843
Burlington Northern & Santa Fe Railway Co.	4.58	01/15/21	28,195	28,674
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	20,013	20,656
Caterpillar Financial Services Corp.	3.15	09/07/21	875,000	903,047
Caterpillar Financial Services Corp.	0.95	05/13/22	1,235,000	1,250,886
Caterpillar Financial Services Corp.	2.15	11/08/24	940,000	997,525
Deere & Co.	2.75	04/15/25	1,250,000	1,365,714
Delta Air Lines, Inc.	3.63	03/15/22	600,000	568,320
Delta Air Lines, Inc. (c)	7.00	05/01/25	365,000	376,778
Delta Air Lines, Inc.	7.38	01/15/26	365,000	353,100
Honeywell International Inc.	1.35	06/01/25	420,000	431,295
John Deere Capital Corp.	3.13	09/10/21	220,000	227,001
John Deere Capital Corp.	0.55	07/05/22	1,145,000	1,148,204
John Deere Capital Corp.	0.70	07/05/23	850,000	853,001
Ryder System Inc.	2.88	06/01/22	435,000	450,044
Ryder System, Inc.	3.50	06/01/21	220,000	224,778
Southwest Airlines Co.	4.75	05/04/23	1,000,000	1,032,564
Total Industrials				13,085,147
Information Technology | 2.3%
Broadcom Inc. (c)	3.15	11/15/25	1,265,000	1,343,057
Dell International LLC / EMC Corp. (c)	5.85	07/15/25	420,000	482,513
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 37.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Information Technology | 2.3% (Continued)
Hewlett Packard Enterprise Co.	4.45%	10/02/23	$500,000	$546,376
International Business Machine Corp.	3.00	05/15/24	2,200,000	2,382,384
Oracle Corp.	1.90	09/15/21	4,235,000	4,306,351
PayPal Holdings, Inc.	1.35	06/01/23	840,000	857,472
PayPal Holdings, Inc.	1.65	06/01/25	1,265,000	1,309,395
VMware Inc.	4.50	05/15/25	1,260,000	1,378,556
Total Information Technology				12,606,104
Materials | 0.4%
3M Co.	1.63	09/19/21	450,000	456,072
E. I. Du Pont De Nemours and Co.	1.70	07/15/25	500,000	516,230
Nucor Corp.	2.00	06/01/25	1,000,000	1,038,230
Total Materials				2,010,532
Real Estate | 1.2%
SBA Tower Trust (c)	3.45	03/15/23	2,420,000	2,517,462
SBA Tower Trust (c)	2.84	01/15/25	3,450,000	3,556,996
Service Properties Trust	7.50	09/15/25	360,000	377,892
Total Real Estate				6,452,350
Utilities | 1.5%
Florida Power & Light Co.	2.85	04/01/25	1,275,000	1,394,474
NextEra Energy Capital Holdings, Inc.	2.75	05/01/25	500,000	539,891
Oncor Electric Delivery Co. LLC	5.75	09/30/20	660,000	668,551
San Diego Gas & Electric Co.	1.91	02/01/22	1,420,600	1,426,982
Southern California Edison Co.	3.88	06/01/21	1,050,000	1,074,344
Southern California Edison Co.	1.85	02/01/22	2,340,000	2,341,982
Southwest Gas Corp.	4.45	12/01/20	825,000	828,973
Total Utilities				8,275,197
Total Corporate Bonds–Other
(Cost $200,475,607)				206,718,683

Asset-Backed Securities | 9.3% of portfolio

American Credit Acceptance Receivables Trust 19-2 (c)	2.85	07/12/22	270,165	270,646
American Credit Acceptance Receivables Trust 20-1 (c)	1.89	04/13/23	946,619	951,563
Avant Loans Funding Trust 19-A (c)	3.48	07/15/22	181,185	181,461
Avant Loans Funding Trust 19-B (c)	2.72	10/15/26	868,023	869,577
Avid Automobile Receivables Trust 19-1 (c)	2.62	02/15/24	1,206,832	1,218,394
Carvana Auto Receivables Trust 19-2A (c)	2.60	01/18/22	1,613,717	1,615,852
CCR Inc. MT-100 Payment Rights Master Trust 12-C (c)	4.75	07/10/22	520,833	532,874
Consumer Loan Underlying Bond 18-P2 (c)	3.47	10/15/25	206,569	207,298
Consumer Loan Underlying Bond 18-P3 (c)	3.82	01/15/26	333,427	335,545
Consumer Loan Underlying Bond 19-HP1 (c)	2.59	12/15/26	2,177,769	2,186,587
Consumer Loan Underlying Bond 19-P1 (c)	2.94	07/15/26	438,374	439,871
Consumer Loan Underlying Bond 20-P1 (c)	2.26	03/15/28	1,022,588	1,023,370
CPS Auto Trust 19-A (c)	3.18	06/15/22	147,620	148,128
CPS Auto Trust 20-A A (c)	2.09	05/15/23	905,031	912,552
CPS Auto Trust 20-A B (c)	2.36	02/15/24	1,200,000	1,214,625
Credit Acceptance Auto Loan Trust 17-2 (c)	2.55	02/17/26	4,196	4,199
Credit Acceptance Auto Loan Trust 17-3 (c)	2.65	06/15/26	266,844	267,596
Credit Acceptance Auto Loan Trust 18-1 (c)	3.01	02/16/27	903,742	909,332
Credit Acceptance Auto Loan Trust 18-2 (c)	3.47	05/17/27	4,138,438	4,189,454

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Asset-Backed Securities | 9.3% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Credit Acceptance Auto Loan Trust 18-3 (c)	3.55%	08/15/27	$1,100,000	$1,118,589
Credit Acceptance Auto Loan Trust 19-1A (c)	3.33	02/15/28	2,880,000	2,947,404
Credit Acceptance Auto Loan Trust 19-1B (c)	3.75	04/17/28	1,900,000	1,957,069
Credit Acceptance Auto Loan Trust 20-1A (c)	2.01	02/15/29	1,725,000	1,753,913
Drive Auto Receivables Trust 19-3	2.63	09/15/22	180,302	180,650
DT Auto Owner Trust 19-1 (c)	3.08	09/15/22	253,024	253,684
Element Rail Leasing I LLC 14-1 (c)	2.30	04/19/44	369,095	370,301
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	494,551	504,164
Exeter Automobile Receivables Trust 19-4 (c)	2.18	01/17/23	666,436	669,270
Foursight Capital Automobile Receivables Trust 17-1 (c)	2.37	04/15/22	10,631	10,637
Foursight Capital Automobile Receivables Trust 18-2 (c)	3.32	04/15/22	40,042	40,082
Foursight Capital Automobile Receivables Trust 19-1 (c)	2.67	03/15/24	4,140,000	4,245,421
Freedom Financial 18-1 (c)	3.61	07/18/24	250,007	249,194
Freedom Financial 18-2 (c)	3.99	10/20/25	217,904	217,819
Freedom Financial 19-1 (c)	3.42	06/18/26	150,919	151,199
Freedom Financial 20-1 (c)	2.52	03/18/27	1,299,856	1,297,609
GLS Auto Receivables Trust 18-1 (c)	2.82	07/15/22	410,914	412,179
GLS Auto Receivables Trust 18-3 (c)	3.35	08/15/22	151,770	152,480
GLS Auto Receivables Trust 19-1 (c)	3.37	01/17/23	368,885	372,213
GLS Auto Receivables Trust 19-2 (c)	3.06	04/17/23	648,819	655,832
GLS Auto Receivables Trust 19-4 (c)	2.47	11/15/23	1,481,113	1,497,672
GLS Auto Receivables Trust 20-2 (c)	1.58	08/15/24	900,000	901,457
Longtrain Leasing III LLC 2015-1 (c)	2.98	01/15/45	347,486	350,591
Marlette Funding Trust 18-3 (c)	3.20	09/15/28	60,393	60,356
Marlette Funding Trust 18-4 (c)	3.71	12/15/28	553,693	558,963
Marlette Funding Trust 19-1 (c)	3.44	04/16/29	585,005	590,457
Marlette Funding Trust 19-3 (c)	2.69	09/17/29	2,260,957	2,272,864
NP SPE II LLC 17-1 (c)	3.37	10/21/47	411,247	419,328
Oscar US Funding Trust 17-2 (c)	2.45	12/10/21	222,789	223,193
Oscar US Funding Trust 18-2 (c)	3.15	08/10/21	23,092	23,137
Oscar US Funding Trust 19-1 (c)	3.10	04/11/22	458,422	461,300
Prosper Marketplace Issuance Trust 19-2 (c)	3.20	09/15/25	167,956	168,286
Prosper Marketplace Issuance Trust 19-3 (c)	3.19	07/15/25	505,772	507,773
SoFi Consumer Loan Program Trust 17-1 (c)	3.28	01/26/26	97,505	97,855
SoFi Consumer Loan Program Trust 17-3 (c)	2.77	05/25/26	216,703	217,978
SoFi Consumer Loan Program Trust 17-4 (c)	2.50	05/26/26	192,808	194,655
SoFi Consumer Loan Program Trust 18-4 (c)	3.54	11/26/27	538,826	544,277
SoFi Consumer Loan Program Trust 19-2 (c)	3.01	04/25/28	473,014	479,220
SoFi Consumer Loan Program Trust 19-4 (c)	2.45	08/25/28	816,179	825,192
United Auto Credit Securitization Trust 19-1 (c)	2.82	07/12/21	163,642	163,734
United Auto Credit Securitization Trust 20-1 (c)	1.47	11/10/22	1,120,000	1,119,776
Upgrade Receivables Trust 19-1 (c)	3.48	03/15/25	149,142	148,971
Upstart Securitization Trust 19-3 (c)	2.68	01/21/30	2,894,235	2,910,867
World Financial Network Credit Card Master Note Trust 18-B	3.46	07/15/25	1,200,000	1,235,749
Total Asset-Backed Securities
(Cost $50,533,846)				51,012,284

Yankee Bonds | 7.1% of portfolio

AerCap Ireland Capital DAC	6.50	07/15/25	1,000,000	1,047,632
Avolon Holdings Funding Ltd. (c)	3.63	05/01/22	950,000	895,542
Baidu Inc.	3.08	04/07/25	1,050,000	1,103,319
Banco Santander SA	2.75	05/28/25	1,200,000	1,242,984
Bank of Montreal	0.84(b)	03/10/23	1,035,000	1,028,231
Bank of Montreal	4.34(b)	10/05/28	1,300,000	1,388,252
Barclays Bank PLC	1.70	05/12/22	3,000,000	3,052,830
Barclays PLC	1.77(b)	05/16/24	1,250,000	1,238,569
Barclays PLC	2.85(b)	05/07/26	1,250,000	1,301,286
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Yankee Bonds | 7.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
BMO Financial Group	2.90%	03/26/22	$900,000	$938,055
BMW Finance NV (c)	2.40	08/14/24	2,500,000	2,589,802
Coca-Cola European Partners PLC	3.50	09/15/20	825,000	829,917
Enel Finance International NV (c)	2.65	09/10/24	1,275,000	1,331,821
ING Groep NV	3.55	04/09/24	720,000	783,640
Lloyds Banking Group PLC	2.86(b)	03/17/23	1,400,000	1,442,010
Lloyds Banking Group PLC	2.91(b)	11/07/23	1,400,000	1,457,584
NXP Semiconductors NV (c)	2.70	05/01/25	425,000	446,441
Reckitt Benckiser Treasury Services PLC (c)	2.75	06/26/24	1,100,000	1,169,395
Royal Bank of Scotland Group PLC	2.36(b)	05/22/24	845,000	867,514
Royal Bank of Scotland Group PLC	4.52(b)	06/25/24	1,325,000	1,439,480
Royal Bank of Scotland Group PLC	4.27(b)	03/22/25	1,330,000	1,446,089
Seagate HDD Cayman	4.75	01/01/25	500,000	536,176
Shell International Finance BV	2.00	11/07/24	1,650,000	1,724,466
Sinopec Group Overseas Development (2012) Ltd. (c)	3.90	05/17/22	2,100,000	2,196,867
Sinopec Group Overseas Development (2020) Ltd. (c)	2.25	09/13/20	2,200,000	2,204,092
Standard Chartered PLC (c)	2.74(b)	09/10/22	1,700,000	1,719,629
Syngenta Finance NV (c)	4.44	04/24/23	400,000	419,821
Tencent Holdings Ltd. (c)	3.28	04/11/24	1,840,000	1,954,543
Tencent Holdings Ltd. (c)	1.81	01/26/26	1,000,000	1,011,220
Total Yankee Bonds
(Cost $37,500,353)				38,807,207

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.7% of portfolio

Energy | 0.4%
Petroleos Mexicanos	2.46	12/15/25	241,450	250,359
Reliance Industries Ltd.	1.87	01/15/26	1,901,684	1,937,707
Total Energy				2,188,066
Financials | 0.3%
MSN 41079 and 41084 Ltd.	1.72	07/13/24	898,859	914,590
Pluto Aircraft Leasing LLC	0.68(b)	02/07/23	847,999	843,896
Total Financials				1,758,486
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $3,894,412)				3,946,552

Mortgage-Backed Securities | 0.1% of portfolio

ACE Securities Corp. 06-ASL1	0.45(b)	02/25/36	174,115	61,683
Amresco Residential Securities 98-1	6.50(b)	10/25/27	21,194	22,337
Bear Stearns Asset Backed Securities Trust 03-3	1.35(b)	06/25/43	28,324	26,760
Bear Stearns Asset Backed Securities Trust 04-HE5	2.06(b)	07/25/34	23,114	22,977
CDC Mortgage Capital Trust 02-HE1	0.80(b)	01/25/33	131,347	129,209
CITICORP Mortgage Securities, Inc. 07-1	5.22(e)	03/25/37	3,071	3,064
Cityscape Home Equity Loan Trust 96-2	8.10	08/25/26	43,306	43,329
Conseco Finance Securitizations Corp. 01-2	7.10	02/01/33	69,441	72,226
Countrywide Asset Backed Certificate 02-S2 (d)	5.98	01/25/17	1,688	1,686
Countrywide Asset Backed Certificate 02-S4 (d)	4.45(b)	10/25/17	4,736	4,870
Countrywide Asset Backed Certificate 04-S1	5.12	02/25/35	5,715	5,707
FHLMC 780754	4.63(b)	08/01/33	1,001	1,020
FNMA 813842	3.32(b)	01/01/35	3,546	3,631
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75	10/25/36	11,119	11,414
Green Tree Financial Corp. 98-5	6.22	03/01/30	15,904	16,230

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Mortgage-Backed Securities | 0.1% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Master Asset Backed Securities Trust 07-NCW (c)	0.47%(b)	05/25/37	$226,055	$202,099
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	2	2
Total Mortgage-Backed Securities
(Cost $748,317)				628,244

Money Market Fund | 4.6% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.12(f)	25,220,906	25,220,906
Total Money Market Fund
(Cost $25,220,906)			25,220,906
Total Investments in Securities
(Cost $537,600,779) | 100.0%			$547,849,980
(a)	Zero coupon rate, purchased at a discount.
(b)	Variable coupon rate as of June 30, 2020.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $116,848,312 and represents 21.3% of total investments.
(d)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.
(e)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(f)	7-day yield at June 30, 2020.
LLC - Limited Liability Company
NA - National Association
DAC - Designated Activity Company
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
NV - Naamloze Vennottschap
BV - Besloten Vennootschap
FHLMC - Federal Home Loan Mortgage Corporation
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Intermediate Bond Fund  |  June 30, 2020  |  (Unaudited)

Corporate Bonds–Other | 34.7% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Communication Services | 2.1%
AT&T Inc.	1.50%(a)	06/12/24	$190,000	$190,376
AT&T Inc.	3.50	06/01/41	30,000	31,505
AT&T Inc.	3.65	06/01/51	95,000	99,103
Charter Communications Operating LLC	3.70	04/01/51	25,000	24,319
Comcast Corp.	1.85(a)	04/15/24	26,000	26,070
Comcast Corp.	3.95	10/15/25	75,000	85,946
Comcast Corp.	3.30	04/01/27	100,000	112,409
Comcast Corp.	1.95	01/15/31	55,000	56,016
Comcast Corp.	3.75	04/01/40	80,000	94,101
Comcast Corp.	2.80	01/15/51	30,000	30,660
Sprint Communications, Inc.	6.00	11/15/22	94,000	99,145
T-Mobile US, Inc. (b)	3.88	04/15/30	75,000	83,593
T-Mobile US, Inc. (b)	4.38	04/15/40	25,000	28,918
T-Mobile US, Inc. (b)	4.50	04/15/50	25,000	29,449
Verizon Communications Inc.	3.88	02/08/29	95,000	112,426
Walt Disney Co. (The)	3.50	05/13/40	55,000	59,931
Total Communication Services				1,163,967
Consumer Discretionary | 3.8%
Amazon.com, Inc.	2.70	06/03/60	100,000	101,505
American Airlines Pass Through Trust 2017-1	3.65	02/15/29	127,875	122,444
Booking Holdings Inc.	2.75	03/15/23	100,000	104,841
Booking Holdings Inc.	4.50	04/13/27	55,000	63,138
Ford Motor Co.	8.50	04/21/23	195,000	206,212
Ford Motor Co.	9.00	04/22/25	35,000	37,844
Ford Motor Co.	5.13	06/16/25	200,000	200,456
General Motors Financial Co., Inc.	1.62(a)	06/30/22	50,000	48,988
General Motors Financial Co., Inc.	2.36(a)	01/05/23	35,000	33,735
General Motors Financial Co., Inc.	5.20	03/20/23	140,000	149,793
General Motors Financial Co., Inc.	2.75	06/20/25	45,000	44,346
Harley-Davidson Financial Services, Inc. (b)	3.35	02/15/23	150,000	153,222
Harley-Davidson Financial Services, Inc. (b)	3.35	06/08/25	100,000	102,196
Marriott International, Inc.	4.63	06/15/30	100,000	103,970
McDonald's Corp.	3.50	07/01/27	50,000	56,764
McDonald's Corp.	4.20	04/01/50	25,000	30,282
Newell Brands Inc.	4.35	04/01/23	110,000	113,278
Ralph Lauren Corp.	3.75	09/15/25	140,000	155,566
Southwest Airlines Co.	5.25	05/04/25	75,000	79,116
Southwest Airlines Co.	5.13	06/15/27	100,000	103,674
Target Corp.	2.65	09/15/30	50,000	54,929
United Airlines Holdings, Inc.	4.88	01/15/25	50,000	39,931
Total Consumer Discretionary				2,106,230
Consumer Staples | 1.0%
General Mills, Inc.	2.14(a)	10/17/23	210,000	211,029
General Mills, Inc.	2.88	04/15/30	25,000	27,179
Kellogg Co.	2.10	06/01/30	80,000	81,028
Keurig Dr Pepper Inc.	3.43	06/15/27	159,000	175,310
Molson Coors Brewing Co.	3.00	07/15/26	32,000	33,224
Molson Coors Brewing Co.	5.00	05/01/42	40,000	42,480
Total Consumer Staples				570,250

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 34.7% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Energy | 3.4%
BP Capital Markets America Inc.	3.00%	02/24/50	$134,000	$131,940
BP Capital Markets America Inc.	3.19	04/06/25	350,000	380,552
Cheniere Corpus Christi Holdings LLC	5.88	03/31/25	138,000	154,874
Cheniere Corpus Christi Holdings LLC (b)	3.70	11/15/29	19,000	19,455
Chevron Corp.	2.00	05/11/27	50,000	52,353
Chevron Corp.	2.24	05/11/30	55,000	57,573
Chevron Corp.	2.98	05/11/40	55,000	58,817
Energy Transfer Operating LP	3.75	05/15/30	288,000	284,585
Energy Transfer Operating LP	5.00	05/15/50	30,000	28,344
EOG Resources, Inc.	4.38	04/15/30	50,000	59,519
EOG Resources, Inc.	4.95	04/15/50	50,000	65,044
EQM Midstream Partners, LP	4.75	07/15/23	98,000	98,858
EQM Midstream Partners, LP	5.50	07/15/28	103,000	98,108
Exxon Mobil Corp.	2.99	03/19/25	50,000	54,392
Exxon Mobil Corp.	2.61	10/15/30	70,000	74,626
Midwest Connector Capital Co. LLC (b)	3.90	04/01/24	120,000	126,086
National Oilwell Varco, Inc.	3.60	12/01/29	102,000	99,787
Rockies Express Pipeline LLC (b)	4.80	05/15/30	50,000	46,000
Total Energy				1,890,913
Financials | 14.7%
Air Lease Corp.	2.63	07/01/22	70,000	69,256
Air Lease Corp.	3.88	07/03/23	45,000	45,581
Air Lease Corp.	3.38	07/01/25	95,000	94,975
Ally Financial Inc.	3.05	06/05/23	110,000	111,522
Athene Global Funding (b)	2.80	05/26/23	85,000	86,719
Athene Global Funding (b)	2.50	01/14/25	444,000	443,407
Athene Global Funding (b)	2.95	11/12/26	90,000	90,309
Bank of America Corp.	3.95	04/21/25	583,000	645,094
Bank of America Corp.	2.50(a)	02/13/31	238,000	249,469
Bank of America Corp.	2.68(a)	06/19/41	250,000	256,722
Capital One Bank (USA), NA	2.01(a)	01/27/23	275,000	278,836
CIT Group Inc.	3.93(a)	06/19/24	55,000	53,768
Citigroup Inc.	1.68(a)	05/15/24	65,000	66,265
Citigroup Inc.	4.45	09/29/27	548,000	624,499
Citigroup Inc.	2.98(a)	11/05/30	55,000	58,518
Citigroup Inc.	2.57(a)	06/03/31	265,000	273,872
CoreStates Capital II (b)	1.87(a)	01/15/27	175,000	153,719
Discover Bank	4.68(a)	08/09/28	435,000	439,132
Fifth Third Bancorp	1.63	05/05/23	100,000	102,571
Goldman Sachs Group Inc.	3.81(a)	04/23/29	107,000	120,935
Goldman Sachs Group, Inc.	3.50	04/01/25	145,000	158,994
Guardian Life Global Funding (b)	1.10	06/23/25	75,000	75,273
Jackson National Life Global Funding (b)	0.63(a)	03/16/21	65,000	65,022
Jackson National Life Global Funding (b)	0.65(a)	01/06/23	350,000	345,353
JPMorgan Chase & Co.	2.52(a)	04/22/31	95,000	100,330
JPMorgan Chase & Co.	2.96(a)	05/13/31	40,000	42,535
Main Street Capital Corp.	5.20	05/01/24	364,000	374,275
Mastercard Inc.	3.30	03/26/27	50,000	56,620
Met Tower Global Funding (b)	1.56(a)	01/17/23	150,000	148,855
Metropolitan Life Global Funding (b)	1.69(a)	01/13/23	150,000	149,056
Morgan Stanley	2.32(a)	01/20/22	90,000	90,370
Morgan Stanley	2.72(a)	07/22/25	187,000	198,559
Morgan Stanley	2.70(a)	01/22/31	210,000	223,049
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 34.7% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 14.7% (Continued)
Oaktree Specialty Lending Corp.	3.50%	02/25/25	$405,000	$395,676
Owl Rock Technology Finance Corp. (b)	6.75	06/30/25	131,000	134,960
Principal Life Global Funding II (b)	1.25	06/23/25	55,000	55,167
Protective Life Co. (b)	3.10	04/15/24	315,000	339,016
Prudential Financial, Inc.	5.70(a)	09/15/48	75,000	84,057
Regions Financial Corp.	2.25	05/18/25	60,000	62,764
Travelers Companies, Inc. (The)	2.55	04/27/50	50,000	49,403
Visa Inc.	2.70	04/15/40	65,000	69,634
Wells Fargo & Co.	1.65(a)	06/02/24	305,000	309,939
Wells Fargo & Co.	2.19(a)	04/30/26	50,000	51,698
Wells Fargo & Co.	2.39(a)	06/02/28	155,000	160,119
Wells Fargo & Co.	2.57(a)	02/11/31	40,000	41,844
Wells Fargo & Co.	4.48(a)	04/04/31	0	0
Wells Fargo & Co.	3.07(a)	04/30/41	185,000	192,498
Total Financials				8,240,235
Health Care | 2.2%
AbbVie Inc. (b)	2.95	11/21/26	145,000	158,661
AbbVie Inc. (b)	4.05	11/21/39	157,000	182,090
Anthem, Inc.	2.38	01/15/25	50,000	52,989
Anthem, Inc.	3.13	05/15/50	50,000	51,700
Biogen Inc.	2.25	05/01/30	25,000	25,229
Biogen Inc.	3.15	05/01/50	50,000	48,139
CVS Health Corp.	3.75	04/01/30	155,000	178,233
HCA Healthcare Inc.	5.13	06/15/39	69,000	80,404
Health Care Service Corp. (b)	1.50	06/01/25	200,000	203,724
Merck & Co., Inc.	2.35	06/24/40	65,000	66,133
Mylan Inc.	4.55	04/15/28	70,000	80,411
Mylan Inc.	5.20	04/15/48	30,000	36,890
Thermo Fisher Scientific Inc.	4.50	03/25/30	45,000	55,663
Total Health Care				1,220,266
Industrials | 1.4%
Ashtead Capital, Inc. (b)	4.25	11/01/29	228,000	228,000
Boeing Co. (The)	2.70	05/01/22	80,000	81,098
Boeing Co. (The)	2.85	10/30/24	56,000	56,545
Boeing Co. (The)	5.71	05/01/40	57,000	64,463
Caterpillar Financial Services Corp.	0.95	05/13/22	110,000	111,415
Caterpillar Inc.	3.25	04/09/50	45,000	50,257
Delta Air Lines, Inc.	3.63	03/15/22	80,000	75,776
Delta Air Lines, Inc. (b)	7.00	05/01/25	30,000	30,968
Delta Air Lines, Inc.	7.38	01/15/26	45,000	43,533
Honeywell International Inc.	1.95	06/01/30	60,000	62,689
Total Industrials				804,744
Information Technology | 2.4%
Broadcom Inc. (b)	4.15	11/15/30	200,000	217,609
Dell International LLC / EMC Crop. (b)	4.42	06/15/21	65,000	66,811
DXC Technology Co.	4.00	04/15/23	70,000	73,466
Hewlett Packard Enterprise Co.	4.45	10/02/23	75,000	81,956
Infor, Inc. (b)	1.75	07/15/25	60,000	60,251
International Business Machines Corp.	4.15	05/15/39	121,000	146,856

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Corporate Bonds–Other | 34.7% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Information Technology | 2.4% (Continued)
Microsoft Corp.	3.70%	08/08/46	$320,000	$401,358
NVIDIA Corp.	3.50	04/01/40	50,000	58,331
NVIDIA Corp.	3.50	04/01/50	50,000	57,944
PayPal Holdings, Inc.	2.30	06/01/30	60,000	62,352
PayPal Holdings, Inc.	3.25	06/01/50	60,000	65,334
VMware, Inc.	4.65	05/15/27	75,000	82,947
Total Information Technology				1,375,215
Materials | 0.4%
3M Co.	3.70	04/15/50	50,000	59,465
Air Products and Chemicals, Inc.	1.85	05/15/27	25,000	26,190
Air Products and Chemicals, Inc.	2.05	05/15/30	25,000	26,270
DuPont de Nemours, Inc.	2.17	05/01/23	70,000	71,312
E.I. du Pont de Nemours & Co.	2.30	07/15/30	30,000	31,206
Total Materials				214,443
Real Estate | 1.2%
American Tower Corp.	2.40	03/15/25	123,000	129,298
American Tower Corp.	1.30	09/15/25	50,000	50,159
American Tower Corp.	2.90	01/15/30	96,000	102,440
Equinix, Inc.	1.25	07/15/25	50,000	49,987
Equinix, Inc.	1.80	07/15/27	33,000	33,034
Equinix, Inc.	2.15	07/15/30	33,000	32,598
Equinix, Inc.	3.00	07/15/50	15,000	14,598
SBA Tower Trust (b)	2.84	01/15/25	115,000	118,567
Service Properties Trust	7.50	09/15/25	50,000	52,485
Welltower Inc.	2.75	01/15/31	75,000	74,620
Total Real Estate				657,786
Utilities | 2.1%
National Fuel Gas Co.	5.50	01/15/26	200,000	212,744
NextEra Energy Capital Holdings, Inc.	3.30	08/15/22	80,000	84,879
Pacific Gas & Electric Co.	3.30	08/01/40	65,000	63,248
Pacific Gas & Electric Co.	3.50	08/01/50	65,000	62,750
San Diego Gas & Electric Co.	1.91	02/01/22	18,572	18,655
Southern California Edison Co.	2.25	06/01/30	45,000	45,696
Southern California Edison Co.	4.00	04/01/47	284,000	324,302
Southern California Edison Co.	3.65	02/01/50	194,000	213,098
TerraForm Power Operating LLC (b)	4.25	01/31/23	15,000	15,075
TerraForm Power Operating LLC (b)	4.75	01/15/30	116,000	117,740
Total Utilities				1,158,187
Total Corporate Bonds–Other
(Cost $18,677,375)				19,402,236

U.S. Government & Agency Obligations | 22.4% of portfolio

U.S. International Development Finance Corp.	1.11	05/15/29	300,000	302,062
U.S. International Development Finance Corp.	1.05	10/15/29	150,000	149,492
U.S. International Development Finance Corp.	1.49	08/15/31	80,000	82,460
U.S. International Development Finance Corp.	3.00	10/05/34	193,640	216,129
U.S. Treasury Note	0.38	03/31/22	942,000	945,385
U.S. Treasury Note	0.13	06/30/22	210,000	209,877
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
U.S. Government & Agency Obligations | 22.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
U.S. Treasury Note	0.13%	05/15/23	$1,962,000	$1,959,011
U.S. Treasury Note	0.25	06/15/23	40,000	40,084
U.S. Treasury Note	0.25	06/30/25	740,000	738,555
U.S. Treasury Note	0.50	06/30/27	2,475,000	2,476,547
U.S. Treasury Note	0.63	05/15/30	1,009,000	1,005,926
U.S. Treasury Note	1.13	05/15/40	215,000	212,968
U.S. Treasury Note	2.00	02/15/50	3,655,000	4,183,547
Total U.S. Government & Agency Obligations
(Cost $12,460,325)				12,522,043

Mortgage-Backed Securities | 20.5% of portfolio

Federal Home Loan Mortgage Corp.	3.00	06/01/50	590,565	622,225
FNMA BN5402	3.50	04/01/49	117,954	124,091
FNMA BN7662	3.50	07/01/49	368,026	386,637
FNMA CA4016	3.00	08/01/49	237,941	251,955
FNMA FM1000	3.00	04/01/47	1,638,196	1,732,910
FNMA MA3691	3.00	07/01/49	666,229	701,945
FNMA MA3692	3.50	07/01/49	1,604,245	1,685,384
FNMA MA3745	3.50	08/01/49	1,789,704	1,881,033
FNMA MA3834	3.00	11/01/49	1,207,517	1,272,252
FNMA MA3960	3.00	03/01/50	529,691	558,088
FNMA MA4048	3.00	06/01/50	1,673,382	1,774,971
GNMA MA6474	3.00	02/20/50	465,976	494,276
Total Mortgage-Backed Securities
(Cost $11,261,376)				11,485,767

Asset-Backed Securities | 7.3% of portfolio

American Credit Acceptance Receivables Trust 2019-3 (b)	2.59	08/14/23	800,000	808,826
Avant Loans Funding Trust 19-B (b)	2.72	10/15/26	85,100	85,253
Avid Automobile Receivables Trust 19-1 (b)	2.62	02/15/24	68,765	69,424
Carvana Auto Receivables Trust 19-2A (b)	2.60	01/18/22	38,487	38,538
Carvana Auto Receivables Trust 19-2A (b)	2.74	12/15/23	310,000	315,362
Consumer Loan Underlying Bond 19-HP1 (b)	2.59	12/15/26	73,326	73,623
Consumer Loan Underlying Bond 20-P1 (b)	2.26	03/15/28	200,508	200,661
CPS Auto Trust 19-A (b)	3.18	06/15/22	22,075	22,151
Credit Acceptance Auto Loan Trust 18-2 (b)	3.47	05/17/27	223,217	225,968
Credit Acceptance Auto Loan Trust 20-1A (b)	2.01	02/15/29	250,000	254,190
Credit Acceptance Auto Loan Trust 20-1A (b)	2.39	04/16/29	250,000	253,004
Drive Auto Receivables Trust 19-3	2.63	09/15/22	14,197	14,224
Exeter Automobile Receivables Trust 19-4 (b)	2.18	01/17/23	74,566	74,883
Exeter Automobile Receivables Trust 20-1A (b)	2.05	06/15/23	69,374	69,790
Exeter Automobile Receivables Trust 20-1A (b)	2.26	04/15/24	100,000	101,014
Foursight Capital Automobile Receivables Trust 19-1 (b)	2.67	03/15/24	100,000	102,546
GLS Auto Receivables Trust 19-1 (b)	3.65	12/16/24	800,000	815,420
GLS Auto Receivables Trust 19-2 (b)	3.06	04/17/23	3,932	3,975
GLS Auto Receivables Trust 20-2 (b)	1.58	08/15/24	90,000	90,146
Marlette Funding Trust 19-3 (b)	2.69	09/17/29	49,474	49,735
Prosper Marketplace Issuance Trust 19-3 (b)	3.19	07/15/25	36,783	36,929
SoFi Consumer Loan Program Trust 19-1 (b)	3.24	02/25/28	50,792	51,305
SoFi Consumer Loan Program Trust 19-4 (b)	2.45	08/25/28	60,458	61,125
United Auto Credit Securitization Trust 19-1 (b)	2.82	07/12/21	4,720	4,723
United Auto Credit Securitization Trust 20-1 (b)	1.47	11/10/22	120,000	119,976
Upstart Securitization Trust 19-3 (b)	2.68	01/21/30	110,187	110,820
Total Asset-Backed Securities
(Cost $4,018,647)				4,053,611

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Yankee Bonds | 7.2% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
AerCap Ireland Capital DAC	4.13%	07/03/23	$150,000	$146,674
AerCap Ireland Capital DAC	6.50	07/15/25	150,000	157,145
Avolon Holdings Funding Ltd. (b)	3.63	05/01/22	57,000	53,733
Avolon Holdings Funding Ltd. (b)	3.95	07/01/24	50,000	43,745
Banco Santander SA	2.75	05/28/25	200,000	207,164
Banco Santander SA	3.49	05/28/30	200,000	214,069
Bank of Montreal	0.84(a)	03/10/23	100,000	99,346
Barclays PLC	1.77(a)	05/16/24	200,000	198,171
Barclays PLC	2.85(a)	05/07/26	250,000	260,257
Barclays PLC	2.65(a)	06/24/31	200,000	198,612
Cemex, SAB de CV (b)	7.38	06/05/27	200,000	203,200
DH Europe Finance II SARL	2.60	11/15/29	138,000	146,827
Imperial Brands PLC (b)	3.88	07/26/29	266,000	280,005
NXP BV (b)	3.40	05/01/30	50,000	53,802
Royal Bank of Scotland Group PLC	4.27(a)	03/22/25	266,000	289,218
Seagate HDD Cayman (b)	4.09	06/01/29	187,000	195,576
Seagate HDD Cayman (b)	4.13	01/15/31	65,000	68,099
Shell International Finance BV	2.38	04/06/25	45,000	47,768
Syngenta Finance NV (b)	4.44	04/24/23	200,000	209,911
Syngenta Finance NV (b)	4.89	04/24/25	405,000	425,781
Tencent Holdings Ltd. (b)	3.28	04/11/24	200,000	212,450
Tencent Holdings Ltd. (b)	1.81	01/26/26	200,000	202,244
Teva Pharmaceutical Industries Ltd.	2.80	07/21/23	98,000	92,610
Total Capital International SA	3.13	05/29/50	30,000	30,622
Total Yankee Bonds
(Cost $3,923,394)				4,037,029

Municipal Bond | 0.4% of portfolio

New Jersey | 0.4%
New Jersey Transportation Trust Fund Authority	4.08	06/15/39	265,000	248,904
Total New Jersey				248,904
Total Municipal Bond
(Cost $258,438)				248,904

Money Market Fund | 7.5% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund Premier Class	0.12(c)	4,192,883	4,192,883
Total Money Market Fund
(Cost $4,192,883)			4,192,883
Total Investments in Securities
(Cost $54,792,438) | 100.0%			$55,942,473
(a)	Variable coupon rate as of June 30, 2020.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $10,063,204 and represents 18.0% of total investments.
(c)	7-day yield at June 30, 2020.
LLC - Limited Liability Company
LP - Limited Partnership
NA - National Association
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
DAC - Designated Activity Company
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
SARL - Societe a responsabilite limitee
BV - Besloten Vennootschap
NV - Naamloze Vennottschap

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Stock Index Fund  |  June 30, 2020  |  (Unaudited)

	Cost	Value
Investment	$43,949,373	$160,479,819
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2020, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.71%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Value Fund  |  June 30, 2020  |  (Unaudited)

Common Stocks | 97.7% of portfolio
	Shares	Value
Communication Services | 7.6%
Diversified Telecommunication Services
Verizon Communications, Inc.	223,531	$12,323,264
Interactive Media & Services
Alphabet, Inc., Class C (a)	29,211	41,292,962
Facebook, Inc., Class A (a)	36,700	8,333,469
Total Communication Services		61,949,695
Consumer Discretionary | 4.7%
Hotels, Restaurants & Leisure
Las Vegas Sands Corp.	123,648	5,630,930
McDonald's Corp.	54,997	10,145,296
Specialty Retail
Home Depot, Inc.	35,118	8,797,410
TJX Companies, Inc. (The)	116,400	5,885,184
Ulta Beauty, Inc. (a)	38,056	7,741,352
Total Consumer Discretionary		38,200,172
Energy | 3.9%
Oil, Gas & Consumable Fuels
Chevron Corp.	205,696	18,354,254
ConocoPhillips	332,298	13,963,162
Total Energy		32,317,416
Financials | 16.8%
Banks
Bank of America Corp.	751,902	17,857,673
Citigroup, Inc.	282,839	14,453,073
JPMorgan Chase & Co.	317,991	29,910,233
Wells Fargo & Co.	277,259	7,097,830
Capital Markets
Goldman Sachs Group, Inc.	77,374	15,290,650
Insurance
Allstate Corp.	310,384	30,104,144
American International Group, Inc.	375,494	11,707,903
Chubb Ltd.	81,538	10,324,342
Total Financials		136,745,848
Health Care | 23.1%
Biotechnology
AbbVie Inc.	167,663	16,461,153
Health Care Equipment & Supplies
Abbott Laboratories	381,156	34,849,093
Boston Scientific Corp. (a)	338,496	11,884,595
Medtronic PLC	139,956	12,833,965
Health Care Providers & Services
Centene Corp. (a)	306,497	19,477,885
Cigna Corp.	86,114	16,159,292
Life Sciences Tools & Services
Mettler-Toledo International, Inc. (a)	10,704	8,622,607
Common Stocks | 97.7% of portfolio (Continued)
	Shares	Value
Health Care | 23.1% (Continued)
Pharmaceuticals
Bristol-Myers Squibb Co.	260,801	$15,335,099
Merck & Co., Inc.	357,182	27,620,884
Pfizer, Inc.	762,899	24,946,797
Total Health Care		188,191,370
Industrials | 13.0%
Aerospace & Defense
Northrop Grumman Corp.	33,031	10,155,051
Airlines
Southwest Airlines Co.	257,532	8,802,444
Electrical Equipment
Eaton Corp. PLC	46,387	4,057,935
Industrial Conglomerates
Honeywell International, Inc.	220,773	31,921,568
Machinery
Deere & Co.	24,400	3,834,460
Parker-Hannifin Corp.	111,322	20,401,983
Stanley Black & Decker, Inc.	86,442	12,048,286
Road & Rail
CSX Corp.	212,494	14,819,331
Total Industrials		106,041,058
Information Technology | 19.8%
IT Services
Leidos Holdings Inc.	165,917	15,541,445
Visa Inc., Class A	168,298	32,510,125
Semiconductors & Semiconductor Equipment
NVIDIA Corp.	85,477	32,473,567
NXP Semiconductors NV	142,063	16,200,865
Software
Microsoft Corp.	225,614	45,914,705
VMware, Inc., Class A (a)	119,383	18,487,651
Total Information Technology		161,128,358
Materials | 6.9%
Chemicals
Dow Inc.	186,481	7,600,965
DuPont de Nemours, Inc.	302,578	16,075,969
Containers & Packaging
Avery Dennison Corp.	285,487	32,571,212
Total Materials		56,248,146
Real Estate | 1.9%
Equity Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc.	48,601	6,906,688
VICI Properties Inc.	432,035	8,722,787
Total Real Estate		15,629,475
Total Common Stocks
(Cost $539,051,882)		796,451,538

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Money Market Fund | 2.3% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.12% (b)	18,655,231	$18,655,231
Total Money Market Fund
(Cost $18,655,231)		18,655,231
Total Investments in Securities
(Cost $557,707,113) | 100.0%		$815,106,769
(a)	Non-income producing.
(b)	7-day yield at June 30, 2020.
PLC - Public Limited Company
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  June 30, 2020  |  (Unaudited)

Common Stocks | 97.3% of portfolio
	Shares	Value
Communication Services | 21.6%
Entertainment
Netflix, Inc. (a)	12,518	$5,696,191
Spotify Technology SA (a)	18,475	4,770,060
Interactive Media & Services
Alphabet, Inc., Class C (a)	4,400	6,219,884
Alphabet, Inc., Class A (a)	8,947	12,687,293
Facebook, Inc., Class A (a)	66,825	15,173,953
IAC/InterActiveCorp (a)	9,188	2,971,399
Snap Inc., Class A (a)	126,703	2,976,254
Tencent Holdings Ltd. ADR	83,354	5,334,656
Total Communication Services		55,829,690
Consumer Discretionary | 21.1%
Auto Components
Aptiv PLC	35,141	2,738,187
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc. (a)	1,327	1,396,482
DraftKings Inc., Class A (a)	33,089	1,100,540
Hilton Worldwide Holdings, Inc.	17,569	1,290,443
Wynn Resorts, Ltd.	4,104	305,707
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. ADR (a)	24,247	5,230,078
Amazon.com, Inc. (a)	9,459	26,095,678
Booking Holdings, Inc. (a)	1,495	2,380,548
Multiline Retail
Dollar General Corp.	20,980	3,996,900
Specialty Retail
CarMax, Inc. (a)	12,453	1,115,166
Carvana Co. (a)	28,609	3,438,802
Ross Stores, Inc.	37,488	3,195,477
Textiles, Apparel & Luxury Goods
lululemon athletica Inc. (a)	7,140	2,227,751
Total Consumer Discretionary		54,511,759
Energy | 0.3%
Oil, Gas & Consumable Fuels
Concho Resources Inc.	14,604	752,106
Total Energy		752,106
Financials | 1.7%
Capital Markets
Charles Schwab Corp.	27,747	936,184
Goldman Sachs Group, Inc.	7,000	1,383,340
S&P Global Inc.	5,615	1,850,030
XP Inc., Class A (a)	7,382	310,118
Total Financials		4,479,672
Health Care | 14.3%
Biotechnology
Alexion Pharmaceuticals, Inc. (a)	4,825	541,558
Incyte Corp. (a)	15,946	1,657,906
Common Stocks | 97.3% of portfolio (Continued)
	Shares	Value
Health Care | 14.3% (Continued)
Vertex Pharmaceuticals, Inc. (a)	14,137	$4,104,112
Health Care Equipment & Supplies
Becton, Dickinson & Co.	9,345	2,235,978
Intuitive Surgical, Inc. (a)	7,816	4,453,791
Stryker Corp.	25,600	4,612,864
Health Care Providers & Services
Anthem, Inc.	5,570	1,464,799
Centene Corp. (a)	25,594	1,626,499
Cigna Corp.	30,024	5,634,004
HCA Healthcare, Inc.	23,693	2,299,643
Humana Inc.	5,830	2,260,582
UnitedHealth Group, Inc.	16,711	4,928,909
Life Sciences Tools & Services
Avantor, Inc. (a)	75,060	1,276,020
Total Health Care		37,096,665
Industrials | 2.0%
Machinery
Ingersoll Rand Inc. (a)	54,476	1,531,865
Professional Services
CoStar Group, Inc. (a)	2,815	2,000,536
Road & Rail
J.B. Hunt Transport Services, Inc.	5,277	635,034
Norfolk Southern Corp.	6,055	1,063,077
Total Industrials		5,230,512
Information Technology | 34.8%
IT Services
Fidelity National Information Services, Inc.	19,967	2,677,375
Global Payments, Inc.	44,514	7,550,465
MongoDB, Inc. (a)	4,000	905,360
PayPal Holdings, Inc. (a)	31,075	5,414,197
Visa Inc., Class A	57,280	11,064,777
Wix.com Ltd. (a)	2,291	587,000
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. (a)	27,800	1,462,558
ASML Holding NV ADR	9,605	3,534,928
Marvell Technology Group Ltd.	43,203	1,514,697
Software
CrowdStrike Holdngs, Inc., Class A (a)	9,004	903,011
Intuit, Inc.	19,886	5,890,034
Microsoft Corp.	113,340	23,065,824
salesforce.com, Inc. (a)	27,449	5,142,021
ServiceNow, Inc. (a)	7,746	3,137,595
Slack Technologies, Inc., Class A (a)	29,448	915,538
Splunk Inc. (a)	19,061	3,787,421
Synopsys, Inc. (a)	8,854	1,726,530
Workday, Inc., Class A (a)	3,403	637,586

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Common Stocks | 97.3% of portfolio (Continued)
	Shares	Value
Information Technology | 34.8% (Continued)
Technology Hardware, Storage & Peripherals
Apple, Inc.	27,267	$9,947,002
Total Information Technology		89,863,919
Utilities | 1.5%
Electric Utilities
NextEra Energy, Inc.	11,515	2,765,557
Multi-Utilities
Sempra Energy	10,242	1,200,670
Total Utilities		3,966,227
Total Common Stocks
(Cost $148,619,071)		251,730,550

Money Market Fund | 2.7% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.12% (b)	6,932,021	$6,932,021
Total Money Market Fund
(Cost $6,932,021)		6,932,021
Total Investments in Securities
(Cost $155,551,092) | 100.0%		$258,662,571

(a)	Non-income producing.
(b)	7-day yield at June 30, 2020.
SA - Sociedad Anonima or Societe Anonyme
ADR - American Depositary Deposit
PLC - Public Limited Company
S&P - Standard & Poor's
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Small-Company Stock Fund  |  June 30, 2020  |  (Unaudited)

Common Stocks | 98.1% of portfolio
	Shares	Value
Communication Services | 1.6%
Wireless Telecommunication Services
Shenandoah Telecommunications Co.	77,763	$3,832,938
Total Communication Services		3,832,938
Consumer Discretionary | 7.5%
Distributors
Core-Mark Holding Company, Inc.	227,773	5,684,075
Hotels, Restaurants & Leisure
Cracker Barrel Old Country Store, Inc.	27,319	3,029,950
Extended Stay America, Inc.	161,024	1,801,859
Leisure Products
Callaway Golf Co.	170,551	2,986,348
Specialty Retail
Floor & Decor Holdings, Inc. (a)	39,979	2,304,789
Textiles, Apparel & Luxury Goods
Carter's, Inc.	34,651	2,796,336
Total Consumer Discretionary		18,603,357
Consumer Staples | 1.1%
Food Products
TreeHouse Foods, Inc. (a)	63,527	2,782,483
Total Consumer Staples		2,782,483
Financials | 16.1%
Banks
Atlantic Union Bankshares Corp.	140,892	3,263,059
FB Financial Corp.	151,759	3,759,070
Glacier Bancorp, Inc.	214,316	7,563,212
Metropolitan Bank Holding Corp. (a)	103,361	3,315,821
South State Corp.	56,775	2,705,896
Capital Markets
Virtu Financial, Inc., Class A	103,443	2,441,255
Consumer Finance
Encore Capital Group, Inc. (a)	206,283	7,050,753
Insurance
Kinsale Capital Group, Inc.	62,726	9,735,703
Total Financials		39,834,769
Health Care | 23.4%
Biotechnology
Emergent BioSolutions Inc. (a)	69,625	5,505,945
Twist Bioscience Corp. (a)	104,577	4,737,338
Health Care Equipment & Supplies
Integer Holdings Corp. (a)	35,470	2,591,084
STAAR Surgical Co. (a)	164,336	10,113,237
STERIS PLC	7,561	1,160,160
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	88,387	3,998,628
LHC Group, Inc. (a)	48,928	8,529,129
Common Stocks | 98.1% of portfolio (Continued)
	Shares	Value
Health Care | 23.4% (Continued)
Health Care Technology
Inovalon Holdings, Inc. (a)	362,691	$6,985,429
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	71,150	6,618,373
NanoString Technologies, Inc. (a)	245,253	7,198,175
Pharmaceuticals
Aerie Pharmaceuticals, Inc. (a)	49,538	731,181
Total Health Care		58,168,679
Industrials | 14.4%
Aerospace & Defense
BWX Technologies, Inc.	15,583	882,621
Construction & Engineering
Comfort Systems USA, Inc.	69,388	2,827,561
Primoris Services Corp.	228,898	4,065,229
Electrical Equipment
EnerSys	49,735	3,201,939
Machinery
Colfax Corp. (a)	173,328	4,835,851
Federal Signal Corp.	67,994	2,021,462
Road & Rail
Knight-Swift Transportation Holdings Inc.	68,238	2,846,207
Werner Enterprises, Inc.	143,933	6,265,403
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	142,826	8,910,914
Total Industrials		35,857,187
Information Technology | 23.2%
Electronic Equipment, Instruments & Components
Itron, Inc. (a)	46,877	3,105,601
Knowles Corp.	160,894	2,455,243
IT Services
CACI International Inc., Class A (a)	24,371	5,285,583
CSG Systems International, Inc.	30,870	1,277,709
ManTech International Corp., Class A	117,165	8,024,631
Semiconductors & Semiconductor Equipment
Advanced Energy Industries, Inc. (a)	62,662	4,247,857
Diodes Inc. (a)	62,786	3,183,250
Software
Altair Engineering Inc. (a)	100,477	3,993,961
Descartes Systems Group Inc. (The) (a)	186,170	9,848,393
Five9, Inc. (a)	69,588	7,701,304
j2 Global, Inc. (a)	79,026	4,995,233
Verint Systems Inc. (a)	78,726	3,556,841
Total Information Technology		57,675,606

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Common Stocks | 98.1% of portfolio (Continued)
	Shares	Value
Materials | 6.2%
Chemicals
Ingevity Corp.	43,341	$2,278,437
PolyOne Corp.	276,527	7,253,303
Construction Materials
Summit Materials, Inc., Class A (a)	369,668	5,944,261
Total Materials		15,476,001
Real Estate | 4.6%
Equity Real Estate Investment Trusts (REITs)
Easterly Government Properties, Inc.	199,211	4,605,758
QTS Realty Trust, Inc. Class A	107,178	6,869,038
Total Real Estate		11,474,796
Total Common Stocks
(Cost $206,850,274)		243,705,816

Money Market Fund | 1.9% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.12% (b)	4,595,946	$4,595,946
Total Money Market Fund
(Cost $4,595,946)		4,595,946
Total Investments in Securities
(Cost $211,446,220) | 100.0%		$248,301,762

(a)	Non-income producing.
(b)	7-day yield at June 30, 2020.
PLC - Public Limited Company
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  June 30, 2020  |  (Unaudited)

Common Stocks | 96.5% of portfolio
	Shares	Value
Brazil | 0.4%
Ambev SA ADR	103,138	$272,284
Total Brazil		272,284
Britain | 8.4%
Diageo PLC	42,463	1,411,357
Rio Tinto PLC	31,088	1,749,526
Royal Dutch Shell PLC, Class B	74,955	1,136,340
Standard Chartered PLC	127,888	693,255
Unilever PLC	25,885	1,396,265
Total Britain		6,386,743
Canada | 2.2%
Alimentation Couche-Tard Inc., Class B	29,100	912,483
Canadian National Railway Co.	8,270	732,474
Total Canada		1,644,957
China | 2.5%
Alibaba Group Holding Ltd. ADR (a)	1,408	303,705
China Moble Ltd. ADR	9,092	305,855
Ping An Insurance Group Co. of China Ltd., Class H	41,500	413,713
Tencent Holdings Ltd.	13,100	839,420
Total China		1,862,693
Denmark | 1.2%
Novozymes A/S, Class B	15,656	907,671
Total Denmark		907,671
France | 10.3%
Air Liquide SA	6,333	915,667
Dassault Systèmes SE	9,247	1,605,213
L’Oréal SA	9,467	3,055,440
Schneider Electric SE	19,715	2,193,030
Total France		7,769,350
Germany | 14.8%
adidas AG	4,975	1,311,666
Allianz SE REG	11,736	2,398,161
Infineon Technologies AG	126,654	2,967,779
SAP SE ADR	22,389	3,134,460
Symrise AG	12,082	1,411,741
Total Germany		11,223,807
Hong Kong | 3.2%
AIA Group Ltd.	261,800	2,449,820
Total Hong Kong		2,449,820
Common Stocks | 96.5% of portfolio (Continued)
	Shares	Value
India | 0.6%
HDFC Bank Ltd. ADR	5,614	$255,212
ICICI Bank Ltd. ADR	25,206	234,164
Total India		489,376
Israel | 1.8%
Check Point Software Technologies Ltd. (a)	12,991	1,395,623
Total Israel		1,395,623
Japan | 18.2%
Chugai Pharmaceutical Co., Ltd.	48,000	2,569,917
FANUC Corp.	4,500	806,714
Keyence Corp.	5,000	2,095,308
Komatsu Ltd.	59,400	1,216,543
Kubota Corp.	87,700	1,311,881
Nitori Holdings Co., Ltd.	6,100	1,196,021
Shionogi & Co., Ltd.	16,500	1,035,100
Sysmex Corp.	16,300	1,251,215
Unicharm Corp.	56,700	2,325,408
Total Japan		13,808,107
Mexico | 0.3%
Fomento Economico Mexicano, SAB de CV ADR	3,960	245,560
Total Mexico		245,560
Netherlands | 3.0%
Adyen NV (a)	1,542	2,244,371
Total Netherlands		2,244,371
Republic of South Korea | 0.3%
Samsung Electronics Co., Ltd. GDR	228	249,253
Total Republic of South Korea		249,253
Russia | 0.9%
LUKOIL PJSC ADR	4,255	315,806
Yandex NV, Class A (a)	8,029	401,611
Total Russia		717,417
Singapore | 2.5%
DBS Group Holdings Ltd.	124,600	1,874,834
Total Singapore		1,874,834
Spain | 1.4%
Banco Bilboa Vizcaya Argentaria SA	314,121	1,081,507
Total Spain		1,081,507

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  June 30, 2020  |  (Unaudited)  |  (Continued)
Common Stocks | 96.5% of portfolio (Continued)
	Shares	Value
Sweden | 7.3%
Alfa Laval AB	51,435	$1,134,665
Atlas Copco AB, Class A	67,330	2,867,278
Epiroc AB, Class A	76,288	955,919
Skandinaviska Enskilda Banken AB, Class A	63,357	549,973
Total Sweden		5,507,835
Switzerland | 14.0%
Alcon Inc. (a)	22,642	1,297,840
Lonza Group AG REG	4,545	2,407,474
Nestlé SA ADR	18,594	2,061,529
Roche Holding AG REG	8,349	2,892,507
SGS SA REG	347	850,026
Sonova Holding AG REG	5,430	1,086,951
Total Switzerland		10,596,327
Taiwan | 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,618	1,056,944
Total Taiwan		1,056,944
United States of America | 1.8%
Linde PLC	6,349	1,344,683
Total United States of America		1,344,683
Total Common Stocks
(Cost $57,245,098)		73,129,162

Preferred Stocks | 1.7% of portfolio
	Shares	Value
Brazil | 0.5%
Itaú Unibanco Holding SA ADR	74,855	$351,070
Total Brazil		351,070
Germany | 0.6%
FUCHS PETROLUB SE	10,870	436,907
Total Germany		436,907
Republic of South Korea | 0.6%
Samsung Electronics Co., Ltd. REG GDR	514	492,013
Total Republic of South Korea		492,013
Total Preferred Stocks
(Cost $1,013,543)		1,279,990

Money Market Fund | 1.8% of portfolio

State Street Institutional U.S. Government Money Market Fund Premier Class, 0.12% (b)	1,389,276	1,389,276
Total Money Market Fund
(Cost $1,389,276)		1,389,276
Total Investments in Securities
(Cost $59,647,917) | 100.0%		$75,798,428

(a)	Non-income producing.
(b)	7-day yield at June 30, 2020.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
A/S - Aktieselskab
SE - Societas Europaea
AG - Aktiengesellschaft
REG - Registered Shares
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
NV - Naamloze Vennottschap
GDR - Global Depositary Receipt
AB - Aktiebolag
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities
June 30, 2020 (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $178,891,123, $76,815,753, $537,600,779, $54,792,438, $43,949,373, $557,707,113, $155,551,092, $211,446,220 and $59,647,917, respectively)	$178,891,123	$77,887,778	$547,849,980
Foreign currency (cost $2,968)	—	—	—
Investment securities sold	—	—	—
Dividends, interest, and tax reclaims	104,552	166,182	2,169,586
Capital shares sold	159,516	1,932	779,667
Prepaid expenses	41,318	25,780	114,673
Total Assets	179,196,509	78,081,672	550,913,906
Liabilities
Investment securities purchased	—	1,176,588	9,243,761
Accrued expenses	59,996	16,043	157,968
Independent Director/Trustee's deferred compensation	69,184	27,848	152,409
Due to RE Advisers	1,770	32,566	320,132
Due to custodian	—	—	3,782
Capital shares redeemed	101,776	205,422	389,237
Dividends	7	877	16,157
Total Liabilities	232,733	1,459,344	10,283,446
Net Assets	$178,963,776	$76,622,328	$540,630,460
Net Assets Consist Of:
Distributable earnings (losses)	(69,185)	2,522,045	20,514,091
Paid-in-capital applicable to outstanding shares of 179,032,920, 14,275,107, 99,994,068, 10,379,210, 6,952,566, 18,306,348, 19,929,965, 10,332,822 and 8,605,948, respectively	179,032,961	74,100,283	520,116,369
Net Assets	$178,963,776	$76,622,328	$540,630,460
Net Asset Value Per Share	$1.00	$5.37	$5.41

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$55,942,473	$160,479,819	$815,106,769	$258,662,571	$248,301,762	$75,798,428
—	—	—	—	—	2,968
488,849	—	—	384,833	—	—
232,857	—	735,947	30,131	129,235	329,139
267,750	264,758	232,133	77,772	44,193	6,031
27,802	43,441	212,071	59,249	76,751	24,664
56,959,731	160,788,018	816,286,920	259,214,556	248,551,941	76,161,230

709,603	219,232	—	566,636	—	—
16,026	90,606	306,307	113,336	111,497	35,123
942	31,356	254,075	26,463	172,076	50,433
20,280	54,287	412,498	162,538	201,698	37,349
10,637	—	—	—	—	—
21,931	45,527	1,813,021	27,815	1,179,983	6,757
50	5,443	343,946	13,478	33,218	305
779,469	446,451	3,129,847	910,266	1,698,472	129,967
$56,180,262	$160,341,567	$813,157,073	$258,304,290	$246,853,469	$76,031,263

2,034,275	116,390,533	359,665,949	109,946,064	59,846,618	13,648,695
54,145,987	43,951,034	453,491,124	148,358,226	187,006,851	62,382,568
$56,180,262	$160,341,567	$813,157,073	$258,304,290	$246,853,469	$76,031,263
$5.41	$23.06	$44.42	$12.96	$23.89	$8.83
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended June 30, 2020 (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$844,354	$575,228	$5,106,842
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	844,354	575,228	5,106,842
Expenses
Management fees	437,633	163,701	1,605,043
Shareholder servicing fees	100,881	39,919	113,829
Custodian and accounting fees	49,442	35,950	97,673
Legal and audit fees	38,421	14,894	103,800
Director, Trustee, and Board meeting expenses	28,066	10,578	84,018
Registration fees	16,655	11,620	20,400
Printing and regulatory filings	7,229	3,318	11,149
Communication	6,313	2,779	10,198
Insurance	4,756	1,839	14,892
Other expenses	6,842	9,863	39,173
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	696,238	294,461	2,100,175
Less fees waived and/or expenses reimbursed by RE Advisers	(149,529)	(21,802)	—
Net Expenses	546,709	272,659	2,100,175
Net Investment Income (Loss)	297,645	302,569	3,006,667
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	—	1,480,041	10,452,327
Net change in unrealized apprecation (depreciation)	—	771,020	7,587,622
Net Gain (Loss) On Investments	—	2,251,061	18,039,949
Net Increase (Decrease) In Net Assets From Operations	$297,645	$2,553,630	$21,046,616

(a)	Includes foreign tax withholding expense of $16,066 in Value Fund, $2,143 in Growth Fund, and $107,036 in International Equity Fund.
(b)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$411,592	$—	$55,778	$9,465	$20,851	$3,013
130	—	9,041,270(a)	613,532(a)	1,136,891	877,219(a)

—	1,554,104	—	—	—	—
—	6,556	—	—	—	—
411,722	1,560,660	9,097,048	622,997	1,157,742	880,232

118,101	—	2,038,173	761,231	1,094,421	264,417
26,035	100,408	247,667	128,755	157,842	75,380
46,213	30,163	97,689	57,318	42,319	55,423
7,903	31,308	167,464	50,601	47,135	14,519
5,126	25,584	24,483	41,627	47,914	11,052
38,500	17,686	136,206	17,909	16,130	12,613
1,113	9,511	25,456	15,128	14,506	7,598
688	7,750	22,040	9,297	11,998	6,073
573	4,537	27,209	7,000	8,212	1,996
13,953	7,620	33,600	11,023	12,558	4,665
—	192,993	—	—	—	—
—	6,979	—	—	—	—
258,205	434,539	2,819,987	1,099,889	1,453,035	453,736
(101,874)	—	—	—	—	(104,701)
156,331	434,539	2,819,987	1,099,889	1,453,035	349,035
255,391	1,126,121	6,277,061	(476,892)	(295,293)	531,197

1,014,692	(400,925)(b)	101,997,053	7,631,227	23,474,976	(1,085,436)
1,066,514	(6,564,748)(b)	(224,019,527)	17,997,677	(51,117,124)	(933,971)
2,081,206	(6,965,673)	(122,022,474)	25,628,904	(27,642,148)	(2,019,407)
$2,336,597	$(5,839,552)	$(115,745,413)	$25,152,012	$(27,937,441)	$(1,488,210)
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) In Net Assets
Operations
Net investment income	$297,645	$2,355,051
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	297,645	2,355,051
Distributions to Shareholders
Distributions to shareholders	(297,645)	(2,360,611)
Total Distributions to shareholders	(297,645)	(2,360,611)
Capital Share Transactions
Net capital share transactions	16,129,026	(1,013,479)
Total increase (decrease) in net assets from capital transactions	16,129,026	(1,013,479)
Total Increase (Decrease) In Net Assets	16,129,026	(1,019,039)
Net Assets
Beginning of period	$162,834,750	$163,853,789
End of period	$178,963,776	$162,834,750

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Since Inception December 31, 2019

$302,569	$1,130,343	$3,006,667	$10,411,224	$255,391	$138,679
1,480,041	359,731	10,452,327	5,060,226	1,014,692	108,114
771,020	861,300	7,587,622	5,694,771	1,066,514	83,521
2,553,630	2,351,374	21,046,616	21,166,221	2,336,597	330,314

(349,668)	(1,441,910)	(3,663,836)	(14,850,051)	(305,174)	(327,462)
(349,668)	(1,441,910)	(3,663,836)	(14,850,051)	(305,174)	(327,462)

2,902,728	(6,312,013)	(25,064,031)	(20,036,998)	30,304,280	23,841,707
2,902,728	(6,312,013)	(25,064,031)	(20,036,998)	30,304,280	23,841,707
5,106,690	(5,402,549)	(7,681,251)	(13,720,828)	32,335,703	23,844,559

$71,515,638	$76,918,187	$548,311,711	$562,032,539	$23,844,559	$—
$76,622,328	$71,515,638	$540,630,460	$548,311,711	$56,180,262	$23,844,559

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Stock Index Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,126,121	$2,130,742
Net realized gain (loss) on investments	(400,925)	841,781
Net change in unrealized appreciation (depreciation)	(6,564,748)	37,525,793
Increase (decrease) in net assets from operations	(5,839,552)	40,498,316
Distributions to Shareholders
Distributions to shareholders	(514,238)	(3,333,711)
Total Distributions to shareholders	(514,238)	(3,333,711)
Capital Share Transactions
Net capital share transactions	(4,255,915)	(147,519)
Total increase (decrease) in net assets from capital transactions	(4,255,915)	(147,519)
Total Increase (Decrease) In Net Assets	(10,609,705)	37,017,086
Net Assets
Beginning of period	$170,951,272	$133,934,186
End of period	$160,341,567	$170,951,272

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Value Fund		Growth Fund		Small-Company Stock Fund
Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

$6,277,061	$14,376,369	$(476,892)	$(312,429)	$(295,293)	$2,287,266
101,997,053	137,873,648	7,631,227	14,030,244	23,474,976	38,451,396
(224,019,527)	76,986,017	17,997,677	40,898,938	(51,117,124)	52,318,099
(115,745,413)	229,236,034	25,152,012	54,616,753	(27,937,441)	93,056,761

(20,636,048)	(135,337,648)	(2,603,949)	(12,506,704)	(3,372,328)	(65,351,838)
(20,636,048)	(135,337,648)	(2,603,949)	(12,506,704)	(3,372,328)	(65,351,838)

(42,569,299)	22,943,471	(7,791,625)	6,970,674	(54,286,939)	(182,247,316)
(42,569,299)	22,943,471	(7,791,625)	6,970,674	(54,286,939)	(182,247,316)
(178,950,760)	116,841,857	14,756,438	49,080,723	(85,596,708)	(154,542,393)

$992,107,833	$875,265,976	$243,547,852	$194,467,129	$332,450,177	$486,992,570
$813,157,073	$992,107,833	$258,304,290	$243,547,852	$246,853,469	$332,450,177

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) In Net Assets
Operations
Net investment income	$531,197	$943,527
Net realized gain (loss) on investments	(1,085,436)	3,272,569
Net change in unrealized appreciation (depreciation)	(933,971)	11,841,604
Increase (decrease) in net assets from operations	(1,488,210)	16,057,700
Distributions to Shareholders
Distributions to shareholders	(95,407)	(841,645)
Total Distributions to shareholders	(95,407)	(841,645)
Capital Share Transactions
Net capital share transactions	(1,160,385)	(2,522,666)
Total increase (decrease) in net assets from capital transactions	(1,160,385)	(2,522,666)
Total Increase (Decrease) In Net Assets	(2,744,002)	12,693,389
Net Assets
Beginning of period	$78,775,265	$66,081,876
End of period	$76,031,263	$78,775,265

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	—(a)	0.01	0.01	-—(a,b,c)	—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—
Total from investment operations	—	0.01	0.01	—	—	—
Distributions
Net investment income	—(a)	(0.01)	(0.01)	—(a)	—(a)	—(a)
Net realized gain	—	—	—	—	—	—
Total distributions	—	(0.01)	(0.01)	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.18%(d)	1.43%	1.08%	0.18%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$178,964	$162,835	$163,854	$173,927	$195,858	$193,156
Ratio of net investment income to average net assets	0.34%(b,c,e)	1.42%	1.07%	0.17%(b,c)	0.00%(b,c,f)	0.00%(b,c,f)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.80%(e)	0.78%	0.74%	0.71%	0.71%	0.68%
Ratio of expenses to average net assets	0.62%(b,c,e)	0.78%	0.74%	0.66%(b,c)	0.37%(b,c)	0.14%(b,c)

(a)	Less than $0.01 per share.
(b)	Effective August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in maintaining a positive yield. The temporary waiver continued through May 11, 2017 and was reinstated on April 20, 2020.
(c)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(d)	Aggregate total return for the period.
(e)	Annualized.
(f)	Less than 0.01%.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Government Securities Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$5.21	$5.14	$5.15	$5.16	$5.18	$5.20
Income from investment operations
Net investment income	0.02	0.08	0.07	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.16	0.09	(0.01)	(0.01)	(0.02)	(0.02)
Total from investment operations	0.18	0.17	0.06	0.04	0.02	0.02
Distributions
Net investment income	(0.02)	(0.08)	(0.07)	(0.05)	(0.04)	(0.04)
Net realized gain	—(a)	(0.02)	—(a)	—(a)	—(a)	—(a)
Total distributions	(0.02)	(0.10)	(0.07)	(0.05)	(0.04)	(0.04)
Net Asset Value, End of Period	$5.37	$5.21	$5.14	$5.15	$5.16	$5.18
Total Return	3.56%(b)	3.36%	1.20%	0.87%	0.45%	0.46%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$76,622	$71,516	$76,918	$75,425	$73,108	$73,048
Ratio of net investment income to average net assets	0.83%(c,d)	1.52%(d)	1.37%(d)	1.02%(d)	0.81%(d)	0.84%
Ratio of gross expenses before expense limitation to average net assets	0.81%(c)	0.85%	0.82%	0.81%	0.78%	0.77%
Ratio of expenses to average net assets	0.75%(c,d)	0.75%(d)	0.75%(d)	0.75%(d)	0.75%(d)	0.77%
Portfolio turnover rate	176%	237%(e)	40%	33%	26%	32%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2021.
(e)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Bond Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$5.23	$5.17	$5.19	$5.19	$5.18	$5.23
Income from investment operations
Net investment income	0.03	0.10	0.10	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.19	0.10	(0.02)	—(a)	0.01	(0.05)
Total from investment operations	0.22	0.20	0.08	0.08	0.09	0.02
Distributions
Net investment income	(0.03)	(0.10)	(0.10)	(0.08)	(0.08)	(0.07)
Net realized gain	(0.01)	(0.04)	—(a)	—(a)	—	—
Total distributions	(0.04)	(0.14)	(0.10)	(0.08)	(0.08)	(0.07)
Net Asset Value, End of Period	$5.41	$5.23	$5.17	$5.19	$5.19	$5.18
Total Return	4.14%(b)	3.90%	1.69%	1.65%	1.75%	0.43%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$540,630	$548,312	$562,033	$550,242	$541,014	$542,251
Ratio of net investment income to average net assets	1.12%(c)	1.87%	2.02%	1.59%	1.49%	1.38%
Ratio of expenses to average net assets	0.79%(c)	0.79%	0.77%	0.76%	0.76%	0.74%
Portfolio turnover rate	181%	276%(d)	39%	32%	31%	20%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Intermediate Bond Fund

	Six Months Ended June 30, 2020	Since Inception May 1, 2019 to December 31 ,
	(Unaudited)	2019
Net Asset Value, Beginning of Period	$5.13	$5.00
Income from investment operations
Net investment income	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.28	0.17
Total from investment operations	0.32	0.23
Distributions
Net investment income	(0.04)	(0.06)
Net realized gain	—	(0.04)
Total distributions	(0.04)	(0.10)
Net Asset Value, End of Period	$5.41	$5.13
Total Return	6.29%(a)	4.69%(a)
Ratios/Supplemental Data
Net assets, end of period (thousands)	$56,180	$23,845
Ratio of net investment income to average net assets	1.30%(b,c)	1.69%(b,c)
Ratio of gross expenses before expense limitation to average net assets	1.31%(b)	2.49%(b)
Ratio of expenses to average net assets	0.80%(b,c)	0.80%(b,c)
Portfolio turnover rate	269%(d)	395%(d)

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.80% contractual expense limitation with RE Advisers, in effect through April 30, 2021.
(d)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.93	$18.67	$20.02	$16.67	$15.20	$15.33
Income from investment operations
Net investment income	0.16	0.34	0.32	0.27	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.96)	5.39	(1.30)	3.26	1.47	(0.13)
Total from investment operations	(0.80)	5.73	(0.98)	3.53	1.72	0.12
Distributions
Net investment income	—	(0.38)	(0.37)	(0.18)	(0.25)	(0.25)
Net realized gain	(0.07)	(0.09)	—	—	—	—
Total distributions	(0.07)	(0.47)	(0.37)	(0.18)	(0.25)	(0.25)
Net Asset Value, End of Period	$23.06	$23.93	$18.67	$20.02	$16.67	$15.20
Total Return	-3.33%(a)	30.77%	-4.95%	21.16%	11.33%	0.79%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$160,342	$170,951	$133,934	$145,094	$123,039	$114,436
Ratio of net investment income to average net assets	1.46%(b)	1.39%	1.39%	1.42%	1.57%	1.49%
Ratio of expenses to average net assets	0.56%(b)	0.59%	0.56%	0.55%	0.58%	0.54%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Aggregate total return for the period.
(b)	Annualized.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$51.51	$46.64	$55.26	$47.70	$46.77	$50.79
Income from investment operations
Net investment income	0.35	0.83	0.91	1.00	1.10	0.94
Net realized and unrealized gain (loss) on investments	(6.28)	11.93	(4.39)	9.52	4.60	(1.59)
Total from investment operations	(5.93)	12.76	(3.48)	10.52	5.70	(0.65)
Distributions
Net investment income	(0.33)	(0.83)	(0.91)	(1.00)	(1.10)	(0.94)
Net realized gain	(0.83)	(7.06)	(4.23)	(1.96)	(3.67)	(2.43)
Total distributions	(1.16)	(7.89)	(5.14)	(2.96)	(4.77)	(3.37)
Net Asset Value, End of Period	$44.42	$51.51	$46.64	$55.26	$47.70	$46.77
Total Return	-11.52%(a)	27.69%	-6.36%	22.17%	12.26%	-1.28%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$813,157	$992,108	$875,266	$1,118,709	$955,828	$899,158
Ratio of net investment income to average net assets	1.48%(b)	1.53%	1.55%	1.92%	2.26%	1.85%
Ratio of expenses to average net assets	0.67%(b)	0.66%	0.60%	0.60%	0.62%	0.59%
Portfolio turnover rate	16%	17%(c)	1%	7%	9%	8%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.78	$9.68	$10.36	$8.07	$8.00	$7.79
Income from investment operations
Net investment income	-0.02	-—	0.02	-—	—	—
Net realized and unrealized gain (loss) on investments	1.33	2.73	0.41	3.04	0.19	0.73
Total from investment operations	1.31	2.73	0.43	3.04	0.19	0.73
Distributions
Net investment income	—	—	(0.02)	—	—	—
Net realized gain	(0.13)	(0.63)	(1.09)	(0.75)	(0.12)	(0.52)
Total distributions	(0.13)	(0.63)	(1.11)	(0.75)	(0.12)	(0.52)
Net Asset Value, End of Period	$12.96	$11.78	$9.68	$10.36	$8.07	$8.00
Total Return	11.14%(a)	28.36%	3.96%	37.68%	2.54%	9.43%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$258,304	$243,548	$194,467	$178,020	$117,281	$114,329
Ratio of net investment income (loss) to average net assets	(0.41)%(b)	(0.14)%	0.14%	(0.12)%	(0.14)%(c)	(0.32)%
Ratio of gross expenses before expense limitation to average net assets	0.94%(b)	0.93%	0.86%	0.93%	0.98%	0.95%
Ratio of expenses to average net assets	0.94%(b)	0.93%	0.86%	0.93%	0.95%(c)	0.95%
Portfolio turnover rate	13%	29%	34%	37%	39%	40%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2021.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Small-Company Stock Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.25	$25.57	$44.11	$41.13	$35.45	$39.28
Income from investment operations
Net investment income (loss)	(0.03)	0.18	0.15	0.08	0.14	0.15
Net realized and unrealized gain (loss) on investments	(2.00)	5.42	(11.45)	4.86	6.55	(2.19)
Total from investment operations	(2.03)	5.60	(11.30)	4.94	6.69	(2.04)
Distributions
Net investment income	—(a)	(0.18)	(0.15)	(0.08)	(0.14)	(0.15)
Net realized gain	(0.33)	(4.74)	(7.09)	(1.88)	(0.87)	(1.64)
Total distributions	(0.33)	(4.92)	(7.24)	(1.96)	(1.01)	(1.79)
Net Asset Value, End of Period	$23.89	$26.25	$25.57	$44.11	$41.13	$35.45
Total Return	-7.74%(b)	22.16%	-26.18%	11.99%	18.85%	-5.18%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$246,853	$332,450	$486,993	$1,277,434	$1,322,218	$1,211,351
Ratio of net investment income (loss) to average net assets	(0.22)%(c)	0.54%	0.26%	0.14%	0.34%	0.43%
Ratio of expenses to average net assets	1.09%(c)	1.05%	0.90%	0.88%	0.89%	0.86%
Portfolio turnover rate	12%	38%	5%	7%	14%	16%

(a)	Less than 0.01%.
(b)	Aggregate total return for the period.
(c)	Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
International Equity Fund

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$8.99	$7.28	$8.49	$6.69	$6.44	$7.17
Income from investment operations
Net investment income	0.06	0.12	0.12	0.08	0.07	0.47
Net realized and unrealized gain (loss) on investments	(0.21)	1.69	(1.20)	1.80	0.24	(0.72)
Total from investment operations	(0.15)	1.81	(1.08)	1.88	0.31	(0.25)
Distributions
Net investment income	(0.01)	(0.10)	(0.13)	(0.08)	(0.06)	(0.48)
Net realized gain	—	—	—	—	—	—
Total distributions	(0.01)	(0.10)	(0.13)	(0.08)	(0.06)	(0.48)
Net Asset Value, End of Period	$8.83	$8.99	$7.28	$8.49	$6.69	$6.44
Total Return	-1.66%(a)	24.83%	-12.74%	28.12%	4.85%	-3.48%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$76,031	$78,775	$66,082	$74,138	$53,974	$53,144
Ratio of net investment income to average net assets	1.51%(b,c)	1.29%(c)	1.39%(c)	1.03%(c)	1.22%(c,d)	1.87%(c,d)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.29%(b)	1.30%	1.23%	1.25%	1.46%	1.01%
Ratio of expenses to average net assets	0.99%(b,c)	0.99%(c)	0.99%(c)	0.99%(c)	0.97%(c,d)	0.87%(c,d)
Portfolio turnover rate	14%	27%	16%	11%	112%(e)	62%

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2021.
(d)	RE Advisers waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA Funds Management Inc., beginning September 7, 2015 through January 14, 2016, the period in which SSgA Funds Management Inc. was subadviser.
(e)	Unusually high due to change in strategy and subadviser on January 15, 2016.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements | (Unaudited)

1.    Organization
Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund, and the Trust currently consists of one portfolio, the Intermediate Bond Fund (collectively, the "Homestead Funds"). The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2020, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2020, the Stock Index Fund’s investment constituted 0.71% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business ("Valuation Time"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
The Funds use the following valuation techniques to value securities by major category:
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities. The value of the securities using amortized cost would be approximately the same as using fair value without amortized cost.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2020 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2020 are included in the Appendix.
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$125,061,648	$ —	$125,061,648
Money Market Fund	53,829,475	—	—	53,829,475
Total	$53,829,475	$125,061,648	$ —	$178,891,123

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Short-Term Government Securities Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$38,886,190	$ —	$38,886,190
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	29,439,716	—	29,439,716
Corporate Bonds–Other	—	2,314,731	—	2,314,731
Asset-Backed Securities	—	2,014,824	—	2,014,824
Mortgage-Backed Security	—	49,666	—	49,666
Certificate of Deposit	—	248,758	—	248,758
Money Market Fund	4,933,893	—	—	4,933,893
Total	$4,933,893	$72,953,885	$ —	$77,887,778

Short-Term Bond Fund
U.S. Government & Agency Obligations	$ —	$221,516,104	$ —	$221,516,104
Corporate Bonds–Other	—	206,718,683	—	206,718,683
Asset-Backed Securities	—	51,012,284	—	51,012,284
Yankee Bonds	—	38,807,207	—	38,807,207
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	3,946,552	—	3,946,552
Mortgage-Backed Securities	—	628,244	—	628,244
Money Market Fund	25,220,906	—	—	25,220,906
Total	$25,220,906	$522,629,074	$ —	$547,849,980

Intermediate Bond Fund
Corporate Bonds–Other	$ —	$19,402,236	$ —	$19,402,236
U.S. Government & Agency Obligations	—	12,522,043	—	12,522,043
Mortgage-Backed Securities	—	11,485,767	—	11,485,767
Asset-Backed Securities	—	4,053,611	—	4,053,611
Yankee Bonds	—	4,037,029	—	4,037,029
Municipal Bond	—	248,904	—	248,904
Money Market Fund	4,192,883	—	—	4,192,883
Total	$4,192,883	$51,749,590	$ —	$55,942,473

Value Fund
Common Stocks	$796,451,538	$ —	$ —	$796,451,538
Money Market Fund	18,655,231	—	—	18,655,231
Total	$815,106,769	$ —	$ —	$815,106,769

Growth Fund
Common Stocks	$251,730,550	$ —	$ —	$251,730,550
Money Market Fund	6,932,021	—	—	6,932,021
Total	$258,662,571	$ —	$ —	$258,662,571

Small-Company Stock Fund
Common Stocks	$243,705,816	$ —	$ —	$243,705,816
Money Market Fund	4,595,946	—	—	4,595,946
Total	$248,301,762	$ —	$ —	$248,301,762

International Equity Fund
Common Stocks	$10,864,021	$62,265,141	$ —	$73,129,162
Preferred Stocks	351,070	928,920	—	1,279,990
Money Market Fund	1,389,276	—	—	1,389,276
Total	$12,604,367	$63,194,061	$ —	$75,798,428
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
To-be-announced securities: The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.
Management considered events occurring between the date of this report, June 30, 2020, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions, which are reflected as "other book/tax differences" in the following tables.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
At June 30, 2020, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Appreciation	Tax Depreciation	Net Tax Appreciation (Depreciation)
Daily Income Fund	$178,891,123	$—	$—	$—
Short-Term Gov. Securities Fund	$76,816,983	$1,081,717	$(10,922)	$1,070,795
Short-Term Bond Fund	$537,628,768	$10,542,503	$(321,291)	$10,221,212
Intermediate Bond Fund	$54,796,343	$1,235,251	$(89,121)	$1,146,130
Value Fund	$557,725,306	$284,945,418	$(27,563,955)	$257,381,463
Growth Fund	$155,843,118	$105,176,003	$(2,356,550)	$102,819,453
Small-Company Stock Fund	$211,441,961	$54,418,359	$(17,558,558)	$36,859,801
International Equity Fund	$59,675,872	$18,868,752	$(2,746,196)	$16,122,556

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2020, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$16,272,795	$5,906,719
Short-Term Bond Fund	$225,311,552	$134,014,530
Intermediate Bond Fund	$53,702,520	$28,912,811
Value Fund	$136,261,970	$202,060,229
Growth Fund	$30,931,857	$46,417,211
Small-Company Stock Fund	$30,627,182	$88,100,686
International Equity Fund	$9,753,505	$10,559,592
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2020, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$109,325,603	$119,042,844
Short-Term Bond Fund	$729,822,153	$861,296,803
Intermediate Bond Fund	$76,206,404	$74,643,666
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.45% of average daily net assets in excess of $1 billion for Intermediate Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.
T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. ("SSGA FM") served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016 after a transition period.
RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.80% of the average daily net assets of the Daily Income, Short-Term Bond, and Intermediate Bond Funds, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2020 amounted to $21,802 for Short-Term Government Securities Fund, $101,874 for Intermediate Bond Fund and $104,701 for International Equity Fund.
On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017. RE Advisers began voluntarily waiving fees for this Fund again on April 20, 2020. Per the temporary waiver, RE Advisers waived $149,529 of management fees for the Daily Income Fund during the period.
For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund's subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.
Under a Deferred Compensation Plan (the “Plan”), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.
As of June 30, 2020, one shareholder of record, an omnibus account, held greater than 13% of the net assets of the Small-Company Stock Fund. No other shareholders, including omnibus accounts, held more than 10% of the outstanding shares of any of the Funds.
Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
6.    Capital Share Transactions
As of June 30, 2020, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund, 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2020
In Dollars
Daily Income Fund	$77,815,767	$295,083	$78,110,850	$(61,981,824)	$16,129,026
Short-Term Government Securities Fund	$10,522,628	$344,072	$10,866,700	$(7,963,972)	$2,902,728
Short-Term Bond Fund	$47,550,547	$3,589,152	$51,139,699	$(76,203,730)	$(25,064,031)
Intermediate Bond Fund	$35,067,756	$304,073	$35,371,829	$(5,067,549)	$30,304,280
Stock Index Fund	$12,496,625	$508,777	$13,005,402	$(17,261,317)	$(4,255,915)
Value Fund	$37,131,402	$20,292,100	$57,423,502	$(99,992,801)	$(42,569,299)
Growth Fund	$24,504,126	$2,590,471	$27,094,597	$(34,886,222)	$(7,791,625)
Small-Company Stock Fund	$7,841,435	$3,339,110	$11,180,545	$(65,467,484)	$(54,286,939)
International Equity Fund	$5,192,228	$95,101	$5,287,329	$(6,447,714)	$(1,160,385)

In Shares
Daily Income Fund	77,815,767	295,083	78,110,850	(61,981,824)	16,129,026
Short-Term Government Securities Fund	1,978,777	64,661	2,043,438	(1,506,480)	536,958
Short-Term Bond Fund	8,940,666	672,010	9,612,676	(14,412,039)	(4,799,363)
Intermediate Bond Fund	6,645,951	57,218	6,703,169	(973,832)	5,729,337
Stock Index Fund	579,283	22,064	601,347	(792,762)	(191,415)
Value Fund	851,190	456,823	1,308,013	(2,263,810)	(955,797)
Growth Fund	2,149,361	199,883	2,349,244	(3,096,407)	(747,163)
Small-Company Stock Fund	349,779	139,770	489,549	(2,822,113)	(2,332,564)
International Equity Fund	649,893	10,769	660,662	(817,457)	(156,795)

Notes to Financial Statements

Notes to Financial Statements | (Unaudited)  |   (Continued)
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2019
In Dollars
Daily Income Fund	$91,086,706	$2,336,618	$93,423,324	$(94,436,803)	$(1,013,479)
Short-Term Government Securities Fund	$4,833,516	$1,424,511	$6,258,027	$(12,570,040)	$(6,312,013)
Short-Term Bond Fund	$56,684,029	$14,583,306	$71,267,335	$(91,304,333)	$(20,036,998)
Intermediate Bond Fund	$23,899,853	$327,117	$24,226,970	$(385,263)	$23,841,707
Stock Index Fund	$17,527,067	$3,303,467	$20,830,534	$(20,978,053)	$(147,519)
Value Fund	$48,837,566	$131,515,248	$180,352,814	$(157,409,343)	$22,943,471
Growth Fund	$36,189,129	$12,427,196	$48,616,325	$(41,645,651)	$6,970,674
Small-Company Stock Fund	$35,434,305	$64,691,901	$100,126,206	$(282,373,522)	$(182,247,316)
International Equity Fund	$5,229,301	$831,804	$6,061,105	$(8,583,771)	$(2,522,666)

In Shares
Daily Income Fund	91,086,706	2,336,618	93,423,324	(94,436,803)	(1,013,479)
Short-Term Government Securities Fund	930,893	273,974	1,204,867	(2,420,838)	(1,215,971)
Short-Term Bond Fund	10,852,517	2,786,212	13,638,729	(17,474,550)	(3,835,821)
Intermediate Bond Fund	4,660,754	63,669	4,724,423	(74,550)	4,649,873
Stock Index Fund	807,251	140,575	947,826	(976,297)	(28,471)
Value Fund	936,620	2,568,734	3,505,354	(3,011,146)	494,208
Growth Fund	3,255,743	1,071,930	4,327,673	(3,749,241)	578,432
Small-Company Stock Fund	1,258,845	2,385,961	3,644,806	(10,027,693)	(6,382,887)
International Equity Fund	638,711	93,043	731,754	(1,045,911)	(314,157)
7.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
8.    Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820); Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"), which eliminates, amends, and adds certain disclosure requirements for fair value measurement. The Funds have fully adopted the provisions of ASU 2018-13, which did not materially impact the financial statements.
In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark rate, account for modifications as a continuance of the existing contract without additional analysis. For new an existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU's adoption to the Funds' financial statements.
Notes to Financial Statements

Directors, Trustees and Officers

James F. Perna, Director/Trustee and Chairman of the Board
Mark D. Santero, President, Chief Executive Officer, and Director/Trustee
Douglas W. Johnson, Director/Trustee and Chairman of the Audit Committee
Kenneth R. Meyer, Director/Trustee and Chairman of the Compensation Committee
Julie H. Dellinger, Director/Trustee
Anthony M. Marinello, Director/Trustee
Judith H. McKinney, Director/Trustee
Sheldon C. Petersen, Director/Trustee
Mark Rose, Director/Trustee
Peter J. Tonetti, Director/Trustee
Danielle C. Sieverling, Chief Compliance Officer
Jennifer (Laurie) Webster, Chief Operations Officer
John (Jack) Delaney, Secretary
Amy M. DiMauro, Treasurer

                Directors and Officers

Portfolio of Investments
S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)

Common Stocks | 99.5% of net assets
	Shares	Value
Aerospace & Defense | 1.7%
Boeing Co.	469,852	$86,123,872
General Dynamics Corp.	204,034	30,494,922
Howmet Aerospace, Inc.	339,873	5,386,987
Huntington Ingalls Industries, Inc.	35,861	6,257,386
L3Harris Technologies, Inc.	189,219	32,104,788
Lockheed Martin Corp.	216,123	78,867,605
Northrop Grumman Corp.	136,467	41,955,414
Raytheon Technologies Corp.	1,287,420	79,330,820
Teledyne Technologies, Inc. (a)	30,627	9,523,466
Textron, Inc. (b)	195,208	6,424,295
TransDigm Group, Inc.	44,575	19,704,379
Total Aerospace & Defense		396,173,934
Air Freight & Logistics | 0.5%
C.H. Robinson Worldwide, Inc.	118,262	9,349,794
Expeditors International of Washington, Inc.	148,661	11,304,183
FedEx Corp.	208,997	29,305,559
United Parcel Service, Inc., Class B	616,741	68,569,264
Total Air Freight & Logistics		118,528,800
Airlines | 0.2%
Alaska Air Group, Inc.	104,278	3,781,120
American Airlines Group, Inc.	333,289	4,356,087
Delta Air Lines, Inc.	501,167	14,057,735
Southwest Airlines Co.	474,003	16,201,423
United Airlines Holdings, Inc. (a)	219,251	7,588,277
Total Airlines		45,984,642
Auto Components | 0.1%
Aptiv PLC	222,275	17,319,668
BorgWarner, Inc.	176,581	6,233,309
Total Auto Components		23,552,977
Automobiles | 0.2%
Ford Motor Co.	3,390,483	20,614,137
General Motors Co.	1,094,737	27,696,846
Total Automobiles		48,310,983
Banks | 3.6%
Bank of America Corp.	6,838,485	162,414,019
Citigroup, Inc.	1,825,690	93,292,759
Citizens Financial Group, Inc.	374,540	9,453,390
Comerica, Inc.	123,273	4,696,701
Fifth Third Bancorp	611,953	11,798,454
First Republic Bank	146,729	15,551,807
Huntington Bancshares, Inc.	906,047	8,186,135
JPMorgan Chase & Co.	2,665,067	250,676,202
KeyCorp	858,569	10,457,370
M&T Bank Corp.	115,028	11,959,461
People's United Financial, Inc.	379,790	4,394,170
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Banks | 3.6% (Continued)
PNC Financial Services Group, Inc.	372,506	$39,191,356
Regions Financial Corp. (b)	833,745	9,271,244
SVB Financial Group (a)	45,318	9,767,389
Truist Financial Corp.	1,181,407	44,361,833
U.S. Bancorp	1,207,529	44,461,218
Wells Fargo & Co.	3,273,507	83,801,779
Zions Bancorp. NA	145,771	4,956,214
Total Banks		818,691,501
Beverages | 1.7%
Brown-Forman Corp., Class B (b)	159,978	10,184,200
Coca-Cola Co.	3,387,177	151,339,068
Constellation Brands, Inc., Class A	145,838	25,514,358
Molson Coors Brewing Co., Class B	161,725	5,556,871
Monster Beverage Corp. (a)	332,387	23,041,067
PepsiCo, Inc.	1,214,112	160,578,453
Total Beverages		376,214,017
Biotechnology | 2.5%
AbbVie Inc.	1,544,161	151,605,727
Alexion Pharmaceuticals, Inc. (a)	192,675	21,625,842
Amgen, Inc.	514,855	121,433,700
Biogen, Inc. (a)	143,130	38,294,432
Gilead Sciences, Inc.	1,101,542	84,752,641
Incyte Corp. (a)	155,660	16,183,970
Regeneron Pharmaceuticals, Inc. (a)	88,764	55,357,669
Vertex Pharmaceuticals, Inc. (a)	227,675	66,096,329
Total Biotechnology		555,350,310
Building Products | 0.4%
Allegion PLC	81,467	8,327,557
AO Smith Corp.	116,550	5,491,836
Carrier Global Corp.	706,396	15,696,119
Fortune Brands Home & Security, Inc.	122,796	7,850,348
Johnson Controls International PLC	653,975	22,326,706
Masco Corp.	233,628	11,730,462
Trane Technologies PLC	208,613	18,562,385
Total Building Products		89,985,413
Capital Markets | 2.7%
Ameriprise Financial, Inc.	106,629	15,998,615
Bank of New York Mellon Corp.	709,810	27,434,157
BlackRock, Inc. (c)	134,888	73,391,212
Cboe Global Markets, Inc.	95,502	8,908,427
Charles Schwab Corp.	995,432	33,585,876
CME Group, Inc.	315,229	51,237,322
E*Trade Financial Corp.	198,933	9,892,938

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Capital Markets | 2.7% (Continued)
Franklin Resources, Inc.	241,326	$5,060,606
Goldman Sachs Group, Inc.	271,334	53,621,025
Intercontinental Exchange, Inc.	478,868	43,864,309
Invesco Ltd.	327,515	3,524,061
MarketAxess Holdings, Inc. (b)	33,020	16,540,378
Moody's Corp.	141,371	38,838,855
Morgan Stanley	1,046,939	50,567,154
MSCI, Inc.	73,753	24,620,226
Nasdaq, Inc.	99,903	11,935,411
Northern Trust Corp.	184,482	14,636,802
Raymond James Financial, Inc.	108,288	7,453,463
S&P Global Inc.	211,055	69,538,401
State Street Corp.	307,805	19,561,008
T. Rowe Price Group, Inc.	198,932	24,568,102
Total Capital Markets		604,778,348
Chemicals | 1.8%
Air Products & Chemicals, Inc.	191,928	46,342,935
Albemarle Corp. (b)	90,674	7,000,940
Celanese Corp.	106,350	9,182,259
CF Industries Holdings, Inc.	190,977	5,374,093
Corteva, Inc. (a)	651,621	17,456,927
Dow Inc.	645,609	26,315,023
DuPont de Nemours, Inc.	645,009	34,269,328
Eastman Chemical Co.	118,841	8,276,087
Ecolab, Inc.	218,343	43,439,340
FMC Corp.	112,854	11,242,515
International Flavors & Fragrances, Inc.	93,335	11,429,804
Linde PLC	462,000	97,994,820
LyondellBasell Industries NV, Class A	223,528	14,690,260
Mosaic Co. (b)	301,320	3,769,513
PPG Industries, Inc.	205,885	21,836,163
Sherwin-Williams Co.	70,550	40,767,317
Total Chemicals		399,387,324
Commercial Services & Supplies | 0.4%
Cintas Corp.	72,994	19,442,682
Copart, Inc. (a)	178,107	14,830,970
Republic Services, Inc.	183,397	15,047,724
Rollins, Inc. (b)	120,824	5,121,729
Waste Management, Inc.	339,829	35,991,289
Total Commercial Services & Supplies		90,434,394
Communications Equipment | 1.0%
Arista Networks, Inc. (a)(b)	47,229	9,919,507
Cisco Systems, Inc.	3,715,175	173,275,762
F5 Networks, Inc. (a)	51,988	7,251,286
Juniper Networks, Inc.	290,641	6,644,053
Motorola Solutions, Inc.	149,180	20,904,594
Total Communications Equipment		217,995,202
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Construction & Engineering | 0.1%
Jacobs Engineering Group, Inc.	111,963	$9,494,463
Quanta Services, Inc.	121,753	4,776,370
Total Construction & Engineering		14,270,833
Construction Materials | 0.1%
Martin Marietta Materials, Inc.	54,531	11,264,469
Vulcan Materials Co.	115,239	13,350,438
Total Construction Materials		24,614,907
Consumer Finance | 0.5%
American Express Co.	578,861	55,107,567
Capital One Financial Corp.	397,815	24,899,241
Discover Financial Services	264,542	13,250,909
Synchrony Financial	473,928	10,502,244
Total Consumer Finance		103,759,961
Containers & Packaging | 0.3%
Amcor PLC (a)	1,410,632	14,402,553
Avery Dennison Corp.	72,705	8,294,913
Ball Corp.	284,827	19,792,628
International Paper Co.	341,409	12,021,011
Packaging Corp. of America	81,400	8,123,720
Sealed Air Corp.	133,968	4,400,849
WestRock Co.	221,545	6,260,862
Total Containers & Packaging		73,296,536
Distributors | 0.1%
Genuine Parts Co.	127,513	11,088,530
LKQ Corp. (a)	263,623	6,906,923
Total Distributors		17,995,453
Diversified Consumer Services | 0.0%
H&R Block, Inc.	171,262	2,445,621
Total Diversified Consumer Services		2,445,621
Diversified Financial Services | 1.3%
Berkshire Hathaway, Inc., Class B (a)	1,703,091	304,018,774
Total Diversified Financial Services		304,018,774
Diversified Telecommunication Services | 1.8%
AT&T, Inc.	6,251,352	188,978,371
CenturyLink, Inc.	857,752	8,603,253
Verizon Communications, Inc.	3,622,635	199,715,867
Total Diversified Telecommunication Services		397,297,491

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Electric Utilities | 1.9%
Alliant Energy Corp.	226,714	$10,845,998
American Electric Power Co., Inc.	437,484	34,841,226
Duke Energy Corp.	645,289	51,552,138
Edison International	333,137	18,092,670
Entergy Corp.	173,355	16,262,433
Evergy, Inc.	198,431	11,764,974
Eversource Energy	296,144	24,659,911
Exelon Corp.	846,400	30,715,856
FirstEnergy Corp.	470,441	18,243,702
NextEra Energy, Inc.	429,255	103,094,173
NRG Energy, Inc.	219,075	7,133,082
Pinnacle West Capital Corp.	96,814	7,095,498
PPL Corp.	668,523	17,274,634
Southern Co.	928,516	48,143,555
Xcel Energy, Inc.	456,576	28,536,000
Total Electric Utilities		428,255,850
Electrical Equipment | 0.4%
AMETEK, Inc.	199,032	17,787,490
Eaton Corp. PLC	353,585	30,931,616
Emerson Electric Co.	530,381	32,899,533
Rockwell Automation, Inc.	100,605	21,428,865
Total Electrical Equipment		103,047,504
Electronic Equipment, Instruments & Components | 0.5%
Amphenol Corp., Class A	258,151	24,733,447
CDW Corp.	125,101	14,534,234
Corning, Inc.	669,652	17,343,987
FLIR Systems, Inc.	113,633	4,610,091
IPG Photonics Corp. (a)(b)	29,995	4,810,898
Keysight Technologies, Inc. (a)(b)	163,321	16,459,491
TE Connectivity Ltd.	291,222	23,749,154
Zebra Technologies Corp. (a)(b)	47,038	12,039,376
Total Electronic Equipment, Instruments & Components		118,280,678
Energy Equipment & Services | 0.2%
Baker Hughes a GE Co.	572,371	8,808,790
Halliburton Co.	750,650	9,743,437
National Oilwell Varco, Inc.	342,352	4,193,812
Schlumberger Ltd.	1,205,365	22,166,662
TechnipFMC PLC	362,703	2,480,889
Total Energy Equipment & Services		47,393,590
Entertainment | 2.0%
Activision Blizzard, Inc.	676,656	51,358,191
Electronic Arts Inc. (a)	254,221	33,569,883
Live Nation Entertainment, Inc. (a)(b)	125,402	5,559,071
Netflix, Inc. (a)	385,482	175,409,729
Take-Two Interactive Software, Inc. (a)(b)	98,542	13,753,507
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Entertainment | 2.0% (Continued)
Walt Disney Co.	1,582,473	$176,461,564
Total Entertainment		456,111,945
Equity Real Estate Investment Trusts (REITs) | 2.8%
Alexandria Real Estate Equities, Inc.	111,256	18,051,286
American Tower Corp.	388,513	100,446,151
Apartment Investment & Management Co., Class A	128,731	4,845,435
AvalonBay Communities, Inc.	121,601	18,804,379
Boston Properties, Inc.	125,203	11,315,847
Crown Castle International Corp. (b)	365,601	61,183,327
Digital Realty Trust, Inc. (b)	235,250	33,431,377
Duke Realty Corp.	320,492	11,342,212
Equinix, Inc.	77,610	54,505,503
Equity Residential (b)	303,932	17,877,280
Essex Property Trust, Inc.	57,537	13,185,754
Extra Space Storage, Inc.	112,839	10,422,938
Federal Realty Investment Trust	61,405	5,232,320
Healthpeak Properties, Inc.	483,477	13,324,626
Host Hotels & Resorts, Inc. (b)	624,435	6,737,654
Iron Mountain, Inc.	252,876	6,600,064
Kimco Realty Corp.	361,070	4,636,139
Mid-America Apartment Communities, Inc.	99,445	11,403,358
Prologis, Inc.	648,611	60,534,865
Public Storage	130,798	25,098,828
Realty Income Corp.	303,861	18,079,730
Regency Centers Corp.	143,993	6,607,839
SBA Communications Corp.	98,040	29,208,077
Simon Property Group, Inc.	267,179	18,269,700
SL Green Realty Corp.	70,082	3,454,342
UDR, Inc.	255,798	9,561,729
Ventas, Inc.	326,439	11,954,196
Vornado Realty Trust	135,460	5,175,927
Welltower, Inc.	368,719	19,081,208
Weyerhaeuser Co.	648,783	14,571,666
Total Equity Real Estate Investment Trusts (REITs)		624,943,757
Food & Staples Retailing | 1.5%
Costco Wholesale Corp. (b)	386,638	117,232,508
Kroger Co.	698,289	23,637,083
Sysco Corp.	444,246	24,282,486
Walgreens Boots Alliance, Inc.	652,782	27,671,429
Walmart, Inc.	1,239,866	148,511,149
Total Food & Staples Retailing		341,334,655
Food Products | 1.1%
Archer-Daniels-Midland Co.	484,698	19,339,450
Campbell Soup Co.	147,082	7,299,680
Conagra Brands, Inc.	423,722	14,902,303

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Food Products | 1.1% (Continued)
General Mills, Inc.	526,236	$32,442,449
Hershey Co.	129,129	16,737,701
Hormel Foods Corp. (b)	242,105	11,686,408
J.M. Smucker Co.	99,331	10,510,213
Kellogg Co.	216,799	14,321,742
Kraft Heinz Co.	542,255	17,292,512
Lamb Weston Holdings, Inc.	128,399	8,208,548
McCormick & Co., Inc.	107,590	19,302,722
Mondelez International, Inc., Class A	1,253,632	64,098,204
Tyson Foods, Inc., Class A	257,012	15,346,187
Total Food Products		251,488,119
Gas Utilities | 0.0%
Atmos Energy Corp.	109,515	10,905,504
Total Gas Utilities		10,905,504
Health Care Equipment & Supplies | 3.8%
Abbott Laboratories	1,548,578	141,586,487
ABIOMED, Inc. (a)(b)	39,437	9,526,402
Align Technology, Inc. (a)	62,445	17,137,406
Baxter International, Inc.	444,533	38,274,291
Becton, Dickinson & Co.	259,026	61,977,151
Boston Scientific Corp. (a)	1,251,798	43,950,628
Cooper Cos., Inc. (b)	43,163	12,242,753
Danaher Corp.	551,872	97,587,526
DENTSPLY SIRONA, Inc.	191,806	8,450,972
DexCom, Inc. (a)(b)	80,946	32,815,508
Edwards Lifesciences Corp. (a)	544,797	37,650,921
Hologic, Inc. (a)	223,962	12,765,834
IDEXX Laboratories, Inc. (a)	74,690	24,659,650
Intuitive Surgical, Inc. (a)(b)	102,215	58,245,173
Medtronic PLC	1,175,033	107,750,526
ResMed, Inc. (b)	125,192	24,036,864
STERIS PLC	73,941	11,345,507
Stryker Corp.	283,298	51,047,467
Teleflex, Inc. (b)	40,309	14,671,670
Varian Medical Systems, Inc. (a)(b)	79,598	9,752,347
West Pharmaceutical Services, Inc.	64,375	14,624,069
Zimmer Biomet Holdings, Inc.	179,086	21,375,705
Total Health Care Equipment & Supplies		851,474,857
Health Care Providers & Services | 2.8%
AmerisourceBergen Corp.	130,884	13,189,181
Anthem, Inc.	220,774	58,059,146
Cardinal Health, Inc.	254,665	13,290,966
Centene Corp. (a)	508,314	32,303,355
Cigna Corp.	325,135	61,011,583
CVS Health Corp.	1,145,066	74,394,938
DaVita, Inc. (a)	72,091	5,705,282
HCA Healthcare, Inc.	230,347	22,357,480
Henry Schein, Inc. (a)(b)	128,011	7,474,562
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Health Care Providers & Services | 2.8% (Continued)
Humana Inc.	115,301	$44,707,963
Laboratory Corp. of America Holdings (a)	84,938	14,109,051
McKesson Corp.	140,617	21,573,460
Quest Diagnostics, Inc.	126,586	13,378,562
UnitedHealth Group, Inc.	830,096	244,836,815
Universal Health Services, Inc., Class B	69,185	6,426,595
Total Health Care Providers & Services		632,818,939
Health Care Technology | 0.1%
Cerner Corp. (b)	273,479	18,746,985
Total Health Care Technology		18,746,985
Hotels, Restaurants & Leisure | 1.5%
Carnival Corp. (b)	417,773	6,859,833
Chipotle Mexican Grill, Inc. (a)	22,265	23,430,795
Darden Restaurants, Inc.	114,785	8,697,259
Domino's Pizza, Inc.	33,697	12,449,020
Hilton Worldwide Holdings, Inc.	245,675	18,044,829
Las Vegas Sands Corp.	294,236	13,399,507
Marriott International, Inc., Class A	236,267	20,255,170
McDonald's Corp.	652,275	120,325,169
MGM Resorts International	425,866	7,154,549
Norwegian Cruise Line Holdings Ltd. (a)(b)	225,621	3,706,953
Royal Caribbean Cruises Ltd.	146,997	7,393,949
Starbucks Corp.	1,028,278	75,670,978
Wynn Resorts, Ltd.	85,011	6,332,469
Yum! Brands, Inc.	263,349	22,887,662
Total Hotels, Restaurants & Leisure		346,608,142
Household Durables | 0.4%
D.R. Horton, Inc.	292,058	16,194,616
Garmin Ltd.	126,070	12,291,825
Leggett & Platt, Inc.	117,117	4,116,663
Lennar Corp., Class A	243,688	15,016,055
Mohawk Industries, Inc. (a)(b)	50,377	5,126,363
Newell Brands, Inc.	333,665	5,298,600
NVR, Inc. (a)	3,042	9,913,117
PulteGroup, Inc.	224,355	7,634,801
Whirlpool Corp.	55,454	7,182,957
Total Household Durables		82,774,997
Household Products | 1.8%
Church & Dwight Co., Inc.	213,668	16,516,536
Clorox Co.	109,273	23,971,218
Colgate-Palmolive Co.	746,215	54,667,711
Kimberly-Clark Corp.	298,476	42,189,583

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Household Products | 1.8% (Continued)
Procter & Gamble Co.	2,171,322	$259,624,971
Total Household Products		396,970,019
Independent Power and Renewable Electricity Producers | 0.0%
AES Corp.	582,112	8,434,803
Total Independent Power and Renewable Electricity Producers		8,434,803
Industrial Conglomerates | 1.1%
3M Co.	504,228	78,654,526
General Electric Co.	7,679,838	52,453,293
Honeywell International, Inc.	615,562	89,004,110
Roper Technologies, Inc. (b)	90,602	35,177,132
Total Industrial Conglomerates		255,289,061
Insurance | 1.9%
Aflac, Inc.	623,963	22,481,387
Allstate Corp.	274,800	26,652,852
American International Group, Inc.	757,453	23,617,385
Aon PLC (b)	203,859	39,263,243
Arthur J Gallagher & Co.	168,313	16,408,834
Assurant, Inc.	52,112	5,382,648
Chubb Ltd.	394,596	49,963,746
Cincinnati Financial Corp.	132,290	8,470,529
Everest Re Group Ltd.	35,730	7,367,526
Globe Life, Inc.	87,904	6,525,114
Hartford Financial Services Group, Inc.	313,812	12,097,453
Lincoln National Corp.	169,602	6,239,658
Loews Corp.	224,555	7,699,991
Marsh & McLennan Cos., Inc.	445,448	47,827,752
MetLife, Inc.	680,602	24,855,585
Principal Financial Group, Inc.	227,817	9,463,518
Progressive Corp.	509,028	40,778,233
Prudential Financial, Inc.	350,015	21,315,913
Travelers Cos., Inc.	219,868	25,075,945
Unum Group	173,973	2,886,212
W.R. Berkley Corp.	124,448	7,129,626
Willis Towers Watson PLC	111,946	22,047,765
Total Insurance		433,550,915
Interactive Media & Services | 5.5%
Alphabet, Inc., Class C (a)	256,655	362,810,075
Alphabet, Inc., Class A (a)	262,364	372,045,270
Facebook, Inc., Class A (a)	2,105,934	478,194,433
Twitter, Inc. (a)	692,286	20,623,200
Total Interactive Media & Services		1,233,672,978
Internet & Direct Marketing Retail | 4.9%
Amazon.com, Inc. (a)	367,029	1,012,566,946
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Internet & Direct Marketing Retail | 4.9% (Continued)
Booking Holdings, Inc. (a)	35,967	$57,271,693
eBay, Inc.	580,136	30,428,133
Expedia Group, Inc.	116,285	9,558,627
Total Internet & Direct Marketing Retail		1,109,825,399
IT Services | 5.7%
Accenture PLC, Class A	557,072	119,614,500
Akamai Technologies, Inc. (a)(b)	140,703	15,067,884
Automatic Data Processing, Inc.	376,743	56,093,265
Broadridge Financial Solutions, Inc.	99,873	12,602,974
Cognizant Technology Solutions Corp., Class A	476,757	27,089,333
DXC Technology Co.	220,706	3,641,649
Fidelity National Information Services, Inc.	541,579	72,620,328
Fiserv, Inc. (a)	491,787	48,008,247
FleetCor Technologies, Inc. (a)	73,405	18,463,560
Gartner, Inc. (a)	76,998	9,342,167
Global Payments, Inc.	261,682	44,386,501
International Business Machines Corp.	777,371	93,883,096
Jack Henry & Associates, Inc. (b)	67,031	12,335,715
Leidos Holdings Inc.	116,021	10,867,687
Mastercard, Inc., Class A	774,789	229,105,107
Paychex, Inc.	277,374	21,011,081
PayPal Holdings, Inc. (a)	1,028,558	179,205,660
VeriSign, Inc. (a)	89,959	18,606,220
Visa Inc., Class A (b)	1,478,273	285,557,995
Western Union Co.	365,039	7,892,143
Total IT Services		1,285,395,112
Leisure Products | 0.0%
Hasbro, Inc.	112,430	8,426,628
Total Leisure Products		8,426,628
Life Sciences Tools & Services | 1.2%
Agilent Technologies, Inc.	269,449	23,811,208
Bio-Rad Laboratories, Inc., Class A (a)	18,020	8,135,850
Illumina, Inc. (a)	127,991	47,401,467
IQVIA Holdings, Inc. (a)	157,120	22,292,185
Mettler-Toledo International, Inc. (a)	21,205	17,081,688
PerkinElmer, Inc.	95,779	9,394,962
Thermo Fisher Scientific, Inc.	346,314	125,483,415
Waters Corp. (a)	55,926	10,089,050
Total Life Sciences Tools & Services		263,689,825
Machinery | 1.5%
Caterpillar, Inc.	474,438	60,016,407

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Machinery | 1.5% (Continued)
Cummins, Inc.	129,916	$22,509,246
Deere & Co.	274,155	43,083,458
Dover Corp.	126,740	12,238,014
Flowserve Corp.	112,148	3,198,461
Fortive Corp.	257,294	17,408,512
IDEX Corp.	66,471	10,505,077
Illinois Tool Works, Inc.	251,320	43,943,302
Ingersoll Rand Inc. (a)(b)	304,349	8,558,294
Otis Worldwide Corp.	353,198	20,082,838
PACCAR Inc.	301,147	22,540,853
Parker-Hannifin Corp.	111,852	20,499,116
Pentair PLC	147,777	5,614,048
Snap-on, Inc.	46,909	6,497,366
Stanley Black & Decker, Inc.	136,441	19,017,147
Westinghouse Air Brake Technologies Corp. (b)	158,550	9,127,724
Xylem, Inc.	156,792	10,185,208
Total Machinery		335,025,071
Media | 1.2%
Charter Communications, Inc., Class A (a)	132,211	67,432,899
Comcast Corp., Class A	3,985,641	155,360,286
Discovery, Inc., Class A (a)(b)	134,754	2,843,309
Discovery, Inc., Class C (a)	296,694	5,714,326
DISH Network Corp., Class A (a)	226,383	7,812,477
Fox Corp., Class A	303,158	8,130,698
Fox Corp., Class B (a)	133,124	3,573,048
Interpublic Group of Cos., Inc.	340,340	5,840,234
News Corp., Class A	332,273	3,940,758
News Corp., Class B	114,231	1,365,061
Omnicom Group, Inc.	189,576	10,350,850
ViacomCBS, Inc.	476,020	11,100,786
Total Media		283,464,732
Metals & Mining | 0.3%
Freeport-McMoRan, Inc.	1,270,884	14,704,128
Newmont Corp. (b)	703,717	43,447,488
Nucor Corp.	264,725	10,962,262
Total Metals & Mining		69,113,878
Multi-Utilities | 1.0%
Ameren Corp.	214,214	15,072,097
CenterPoint Energy, Inc.	482,886	9,015,482
CMS Energy Corp.	247,137	14,437,744
Consolidated Edison, Inc.	289,441	20,819,491
Dominion Energy, Inc.	737,301	59,854,095
DTE Energy Co.	167,263	17,980,773
NiSource, Inc.	321,488	7,310,637
Public Service Enterprise Group, Inc.	440,328	21,646,524
Sempra Energy	257,508	30,187,663
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Multi-Utilities | 1.0% (Continued)
WEC Energy Group, Inc.	274,645	$24,072,634
Total Multi-Utilities		220,397,140
Multiline Retail | 0.5%
Dollar General Corp.	221,676	42,231,495
Dollar Tree, Inc. (a)	206,058	19,097,456
Kohl's Corp.	132,816	2,758,588
Target Corp.	436,466	52,345,367
Total Multiline Retail		116,432,906
Oil, Gas & Consumable Fuels | 2.6%
Apache Corp.	317,469	4,285,832
Cabot Oil & Gas Corp.	360,902	6,200,296
Chevron Corp.	1,639,214	146,267,065
Concho Resources Inc.	176,012	9,064,618
ConocoPhillips	942,843	39,618,263
Devon Energy Corp.	330,941	3,752,871
Diamondback Energy, Inc.	136,845	5,722,858
EOG Resources, Inc.	506,533	25,660,962
Exxon Mobil Corp.	3,710,967	165,954,444
Hess Corp.	226,905	11,755,948
HollyFrontier Corp.	129,331	3,776,465
Kinder Morgan, Inc.	1,695,979	25,728,001
Marathon Oil Corp.	684,055	4,186,417
Marathon Petroleum Corp.	565,354	21,132,933
Noble Energy, Inc.	412,314	3,694,333
Occidental Petroleum Corp.	780,181	14,277,312
ONEOK, Inc.	361,298	12,002,320
Phillips 66	386,895	27,817,751
Pioneer Natural Resources Co.	144,347	14,102,702
Valero Energy Corp.	357,549	21,031,032
Williams Cos., Inc.	1,055,312	20,072,034
Total Oil, Gas & Consumable Fuels		586,104,457
Personal Products | 0.2%
Coty, Inc., Class A	246,388	1,101,354
Estee Lauder Cos., Inc., Class A	197,477	37,259,961
Total Personal Products		38,361,315
Pharmaceuticals | 4.3%
Bristol-Myers Squibb Co.	1,986,644	116,814,667
Eli Lilly & Co.	739,107	121,346,587
Johnson & Johnson	2,306,607	324,378,143
Merck & Co., Inc.	2,209,404	170,853,211
Mylan NV (a)	452,280	7,272,663
Perrigo Co. PLC	116,394	6,433,097
Pfizer, Inc.	4,863,259	159,028,569
Zoetis, Inc.	414,706	56,831,310
Total Pharmaceuticals		962,958,247
Professional Services | 0.3%
Equifax, Inc.	105,425	18,120,449

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Professional Services | 0.3% (Continued)
IHS Markit Ltd.	349,134	$26,359,617
Nielsen Holdings PLC	313,402	4,657,153
Robert Half International, Inc.	103,512	5,468,539
Verisk Analytics, Inc. (b)	142,679	24,283,966
Total Professional Services		78,889,724
Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)(b)	291,463	13,179,957
Total Real Estate Management & Development		13,179,957
Road & Rail | 1.0%
CSX Corp.	669,042	46,658,989
J.B. Hunt Transport Services, Inc.	73,282	8,818,756
Kansas City Southern	82,498	12,316,126
Norfolk Southern Corp.	223,865	39,303,978
Old Dominion Freight Line, Inc. (b)	83,696	14,194,005
Union Pacific Corp.	595,643	100,705,362
Total Road & Rail		221,997,216
Semiconductors & Semiconductor Equipment | 4.8%
Advanced Micro Devices, Inc. (a)	1,028,786	54,124,432
Analog Devices, Inc.	320,675	39,327,582
Applied Materials, Inc. (b)	804,298	48,619,814
Broadcom, Inc.	350,066	110,484,330
Intel Corp.	3,708,362	221,871,299
KLA-Tencor Corp.	137,389	26,719,413
Lam Research Corp.	126,318	40,858,820
Maxim Integrated Products, Inc.	235,615	14,280,625
Microchip Technology, Inc.	215,006	22,642,282
Micron Technology, Inc. (a)	974,972	50,230,557
NVIDIA Corp.	538,850	204,714,504
Qorvo, Inc. (a)	99,482	10,995,745
QUALCOMM, Inc.	985,455	89,883,351
Skyworks Solutions, Inc.	148,343	18,967,136
Texas Instruments, Inc.	803,790	102,057,216
Xilinx, Inc.	212,901	20,947,329
Total Semiconductors & Semiconductor Equipment		1,076,724,435
Software | 9.3%
Adobe, Inc. (a)	422,853	184,072,139
ANSYS, Inc. (a)	74,514	21,737,969
Autodesk, Inc. (a)	191,579	45,823,781
Cadence Design Systems, Inc. (a)	244,308	23,443,796
Citrix Systems, Inc. (b)	100,790	14,907,849
Fortinet, Inc. (a)	118,007	16,198,821
Intuit, Inc.	228,604	67,710,219
Microsoft Corp.	6,642,279	1,351,770,199
NortonLifeLock, Inc.	472,334	9,366,383
Oracle Corp.	1,824,314	100,829,835
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Software | 9.3% (Continued)
Paycom Software, Inc. (a)	42,795	$13,254,895
salesforce.com, Inc. (a)	789,826	147,958,105
ServiceNow, Inc. (a)	167,282	67,759,247
Synopsys, Inc. (a)	130,891	25,523,745
Tyler Technologies, Inc. (a)(b)	34,089	11,824,792
Total Software		2,102,181,775
Specialty Retail | 2.4%
Advance Auto Parts, Inc.	59,306	8,448,140
AutoZone, Inc. (a)	20,282	22,880,530
Best Buy Co., Inc.	198,275	17,303,459
CarMax, Inc. (a)	144,768	12,963,974
Gap, Inc.	180,058	2,272,332
Home Depot, Inc.	942,377	236,074,862
L Brands, Inc.	200,125	2,995,871
Lowe's Cos., Inc.	662,364	89,498,624
O'Reilly Automotive, Inc. (a)	64,549	27,218,377
Ross Stores, Inc.	314,953	26,846,594
Tiffany & Co.	94,104	11,475,042
TJX Companies, Inc. (The)	1,045,674	52,869,277
Tractor Supply Co.	103,755	13,673,872
Ulta Beauty, Inc. (a)(b)	49,300	10,028,606
Total Specialty Retail		534,549,560
Technology Hardware, Storage & Peripherals | 6.1%
Apple, Inc.	3,568,959	1,301,956,243
Hewlett Packard Enterprise Co.	1,126,665	10,962,450
HP, Inc.	1,256,230	21,896,089
NetApp, Inc.	199,758	8,863,263
Seagate Technology PLC	198,698	9,618,970
Western Digital Corp.	259,683	11,465,005
Xerox Holdings Corp. (a)	160,203	2,449,504
Total Technology Hardware, Storage & Peripherals		1,367,211,524
Textiles, Apparel & Luxury Goods | 0.6%
Hanesbrands, Inc.	313,302	3,537,179
NIKE, Inc., Class B	1,317,547	106,374,151
PVH Corp.	63,061	3,030,081
Ralph Lauren Corp.	42,619	3,090,730
Tapestry, Inc.	237,843	3,158,555
Under Armour, Inc., Class A (a)	164,871	1,605,843
Under Armour, Inc., Class C (a)	169,421	1,497,682
VF Corp.	285,137	17,376,249
Total Textiles, Apparel & Luxury Goods		139,670,470
Tobacco | 0.7%
Altria Group, Inc.	1,626,548	63,842,009
Philip Morris International, Inc.	1,364,925	95,626,645
Total Tobacco		159,468,654

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
Common Stocks | 99.5% of net assets (Continued)
	Shares	Value
Trading Companies & Distributors | 0.2%
Fastenal Co.	499,361	$21,392,626
United Rentals, Inc. (a)	64,479	9,609,950
W.W. Grainger, Inc.	37,989	11,934,624
Total Trading Companies & Distributors		42,937,200
Water Utilities | 0.1%
American Water Works Co., Inc.	157,399	20,250,955
Total Water Utilities		20,250,955
Wireless Telecommunication Services | 0.2%
T-Mobile U.S., Inc. (a)	818,787	50,249,913
Total Wireless Telecommunication Services		50,249,913
Total Common Stocks
(Cost $13,456,604,388)		22,451,696,812

Investment Companies | 0.0% of net assets

iShares Core S&P 500 ETF (c)	45,152	$13,983,123
Total Investment Companies
(Cost $11,189,428)		13,983,123
Total Long-Term Investments
(Cost $13,467,793,816)		22,465,679,935

Short-Term Securities | 1.8% of net assets
	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.55% (c)(d)(e)	347,655,469	$348,107,421
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.16% (c)(d)	55,054,308	55,054,308
Total Short-Term Securities
(Cost $402,730,975)		403,161,729
Total Investments
(Cost $13,870,524,791) | 101.3%		22,868,841,664
Liabilities in Excess of Other Assets | (1.3)%		(301,152,250)
Net Assets | 100.0%		$22,567,689,414

(a)	Non-income producing.
(b)	Security, or a portion of security, is on loan.
(c)	During the period ended June 30, 2020, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares Held at December 31, 2019	Shares Purchased	Shares Sold	Shares Held at June 30, 2020	Value at June 30, 2020	Income	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	139,348,114	208,307,355[2]	—	347,655,469	348,107,421	$1,070,955[3]	$(51,736)	$414,266
BlackRock Cash Funds: Treasury, SL Agency Shares	215,380,072	—	(160,325,764)	55,054,308	55,054,308	914,818	—	—
BlackRock, Inc.	100,848	34,040	—	134,888	73,391,212	847,507	—	5,919,586
iShares Core S&P 500 ETF	292,674	71,582	(319,104)	45,152	13,983,123	622,628	(2,419,239)	(3,653,158)
Total					$490,536,064	$3,455,908	$(2,470,975)	$2,680,694
[1]	Includes net capital gain distributions, if applicable.
[2]	Represents net shares purchased (sold).
[3]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	7-day yield at June 30, 2020.

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2020  |  (Unaudited)  |
(Continued)
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End - Futures Contracts
Contracts Long	Issue	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
495	S&P 500 E-Mini Index	September 2020	$76,482	$422,383
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets-Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foriegn Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts net unrealized appreciation[1]	—	—	$422,383	—	—	—	$422,383
[1]	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).
For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Futures contracts	—	—	$(18,020,384)	—	—	—	$(18,020,384)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(1,923,103)	—	—	—	$(1,923,103)
Average Quarterly Balances on Outstanding Derivative Financial Instruments
Futures contracts: Average notional value of contracts—long							$238,613,583
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.
The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$22,465,679,935	$—	$—	$22,465,679,935
Short-Term Securities: Money Market Funds	403,161,729	—	—	403,161,729
	$22,868,841,664	$—	$—	$22,868,841,664
Derivative Financial Instruments(a)
Assets:
Equity contracts	$422,383	$—	$—	$422,383
(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The accompanying notes are an integral part of these financial statements.	Appendix

Statement of Assets and Liabilities
S&P 500 Index Master Portfolio | June 30, 2020 | (Unaudited)

Assets
Investments in securities, at value (including securities loaned of $343,981,568) (cost: $13,407,989,404)	$22,378,305,600
Investments at value—affiliated (cost—$462,535,387)	490,536,064
Cash pledged for futures contracts	5,611,800
Dividends—unaffiliated	17,377,752
Dividends—affiliated	29,024
Securities lending income—affiliated	256,175
Variation margin on futures contracts	983,561
Contributions from investors	22,796,015
Prepaid expenses	89,478
Total Assets	22,915,985,469
Liabilities
Collateral on securities loaned at value	347,733,132
Investment advisory fees	470,663
Trustees' fees	82,286
Professional fees	9,974
Total Liabilities	348,296,055
Net Assets	$22,567,689,414
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	8,998,739,256
Investors’ capital	13,568,950,158
Net Assets	$22,567,689,414

Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Operations
S&P 500 Index Master Portfolio | Period Ended June 30, 2020 | (Unaudited)

Investment Income
Dividends—unaffiliated	217,579,833
Dividends—affiliated	2,384,953
Securities lending—affiliated—net	1,070,955
Foreign taxes withheld	(1,149,838)
Total Investment Income	219,885,903
Expenses
Investment advisory	1,088,781
Director, Trustee, and Board meeting expenses	152,620
Professional	37,075
Total Expenses	1,278,476
Less fees waived and/or reimbursed by the Manager	(300,242)
Total Expenses After Fees Waived and/or Reimbursed	978,234
Net Investment Income	218,907,669
Realized And Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	(38,555,350)
Investments—affiliated	(2,470,975)
Futures contracts	(18,020,384)
Net Realized Gain (Loss)	(59,046,709)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(783,930,569)
Investments—affiliated	2,680,694
Futures contracts	(1,923,103)
Net Change In Unrealized Appreciation (Depreciation)	(783,172,978)
Net Realized And Unrealized Loss	$(842,219,687)
Net Decrease In Net Assets From Operations	$(623,312,018)
The accompanying notes are an integral part of these financial statements.	Appendix

Statements of Changes in Net Assets
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Increase (Decrease) In Net Assets
Operations
Net investment income	$218,907,669	$393,599,409
Net realized gain (loss) on investments	(59,046,709)	53,806,401
Net change in unrealized appreciation (depreciation)	(783,172,978)	4,979,951,890
Net Increase (decrease) in net assets from operations	(623,312,018)	5,427,357,700
Capital Transactions
Proceeds from contributions	3,990,257,080	11,063,823,888
Value of withdrawals	(4,007,213,993)	(10,540,152,052)
Total increase (decrease) in net assets from capital transactions	(16,956,913)	523,671,836
Total Increase (Decrease) In Net Assets	(640,268,931)	5,951,029,536
Net Assets
Beginning of period	$23,207,958,345	$17,256,928,809
End of period	$22,567,689,414	$23,207,958,345

Appendix	The accompanying notes are an integral part of these financial statements.

Financial Highlights
S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Total Return	-3.03%(a)	31.44%	-4.38%	21.77%	11.92%	1.35%
Ratio to Average Net Assets
Total expenses	0.01%(b)	0.03%	0.04%	0.04%	0.04%	0.05%
Total expenses after fees waived and/or reimbursed	0.01%(b)	0.02%	0.04%	0.04%	0.04%	0.04%
Net investment income	2.01%(b)	1.95%	1.92%	1.93%	2.11%	2.00%
Supplemental Data
Net assets, end of period (000)	$22,567,689	$23,207,958	$17,256,929	$13,775,074	$9,791,759	$7,209,857
Portfolio turnover rate	1%	3%	12%	11%	4%	2%

(a)	Aggregate total return.
(b)	Annualized.
The accompanying notes are an integral part of these financial statements.	Appendix

Notes to Financial Statements
S&P 500 Index Master Portfolio | (Unaudited)

1.    Organization
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.
2.    Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.    Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•  Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•  Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
•  Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.
If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:
•  Level 1—Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access
•  Level 2—Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)
•  Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.    Securities and Other Investments
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations.

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Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.
Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Bank of America N.A.	$231,243,727	$(231,243,727)	—
Barclays Bank PLC	4,051,200	(4,051,200)	—
Barclays Capital, Inc.	294,924	(294,924)	—
BNP Paribas Securities Corp.	1,359,892	(1,359,892)	—
Citigroup Global Markets, Inc.	32,239,790	(32,239,790)	—
Credit Suisse Securities (USA) LLC	593,565	(588,633)	4,932
Goldman Sachs & Co.	14,311,883	(14,311,883)	—
HSBC Bank PLC	14,538,917	(14,505,735)	33,182
Jefferies LLC	312,192	(312,192)	—
JP Morgan Securities LLC	19,313,625	(19,313,625)	—
Scotia Capital (USA), Inc.	17,931	(17,931)	—
State Street Bank & Trust Company	960,992	(960,992)	—
UBS AG	13,750,796	(13,750,796)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	5,340,901	(5,340,901)	—
Virtu Americas, LLC	610,738	(610,306)	432
Wells Fargo Securities LLC	5,040,495	(5,040,495)	—
	$343,981,568	$(343,943,022)	$38,546
[1]Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.
[2]The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.
5.    Derivative Financial Instruments
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying

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Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.
6.    Investment Advisory Agreement and Other Transactions with Affiliates
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $106,473.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the Manager waived $4,074 in investment advisory fees pursuant to this arrangement.
The fees and expenses of the Master Portfolio’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2021. For the six months ended June 30, 2020, the amount waived and/or reimbursed was $189,695.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager

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Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Prior to January 1, 2020, the Master Portfolio retained 73.5% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Master Portfolio paid BTC $ 345,176 for securities lending agent services.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the period ended June 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.
Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.
Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
Purchases	Sales	Net Realized Gain (Loss)
$108,714,886	$32,403,279	$(32,510,222)
7.    Purchases and Sales
For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $609,036,043 and $296,704,989, respectively.
8.    Income Tax Information
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore,

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.
As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Tax cost	$ 13,658,331,188
Gross unrealized appreciation	$10,023,087,860
Gross unrealized depreciation	$(812,155,001)
Net unrealized appreciation	$9,210,932,859
9.    Bank Borrowings
MIP, on behalf of the Master Portfolio along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Master Portfolio did not borrow under the credit agreement.
10.  Principal Risks
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
11.  Subsequent Events
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix	Notes to Financial Statements

Disclosure of Investment Advisory Agreement
S&P 500 Index Master Portfolio | (Unaudited)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor.
Activities and Composition of the Board
On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).
The Agreement
Consistent with the requirements of the1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Master Portfolio. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Portfolio service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services; (c) the Master Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.
Board Considerations in Approving the Agreement
The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent

Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the representative feeder fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Master Portfolio’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio as compared with the representative feeder fund’s Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with administrative services including,

                Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Master Portfolio’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.
B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the representative feeder fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to its Performance Peers and the performance of the representative feeder fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board noted that for the one-year period reported, the representative feeder fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the representative feeder fund, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with those of the representative feeder fund’s Expense Peers. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of the representative feeder fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed,

Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio | (Unaudited) (Continued)
precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund levels is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Portfolio, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the representative feeder fund’s total expense ratio ranked in the second and first quartiles, respectively, relative to the representative feeder fund’s Expense Peers. The Board further noted that BlackRock and the Board agreed to a lower advisory fee rate. This reduction was implemented on July 1, 2019. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for certain other fees and expenses.
D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.
E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
Conclusion
The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Master Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio 1

Mark Stalnecker, Chair of the Board and Trustee
Bruce R. Bond, Trustee
Susan J. Carter, Trustee
Collette Chilton, Trustee
Neil A. Cotty, Trustee
Lena G. Goldberg, Trustee
Robert M. Hernandez, Trustee
Henry R. Keizer, Trustee
Cynthia A. Montgomery, Trustee
Donald C. Opatrny, Trustee
Joseph P. Platt, Trustee
Kenneth L. Urish, Trustee
Claire A. Walton, Trustee
Robert Fairbairn, Trustee
John M. Perlowski, Trustee, President and Chief Executive Officer
Thomas Callahan, Vice President
Jennifer McGovern, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Charles Park, Chief Compliance Officer
John MacKessy, Anti-Money Laundering Compliance Officer
Benjamin Archibald, Secretary
Appendix

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This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures.  The registrant's principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant's disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported by the filing date, including the registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.
(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS TRUST

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Trustee

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Trustee

Date: September 4, 2020

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: September 4, 2020